THE ALGER FUND


                                                                      PROSPECTUS
                                                               FEBRUARY 28, 2002


                                            ALGER SMALL CAPITALIZATION PORTFOLIO
                                                   ALGER MIDCAP GROWTH PORTFOLIO
                                                 ALGER LARGECAP GROWTH PORTFOLIO
                                               (formerly Alger Growth Portfolio)
                                                        ALGER BALANCED PORTFOLIO
                                            ALGER CAPITAL APPRECIATION PORTFOLIO
                                                    ALGER MONEY MARKET PORTFOLIO


                                     [LOGO]


TABLE OF CONTENTS

 2 .......... Risk/Return Summary: Investments, Risks & Performance

      2 ..... Investments

              Alger Small Capitalization Portfolio ..2
              Alger MidCap Growth Portfolio .........2
              Alger LargeCap Growth Portfolio .......2
              Alger Capital Appreciation Portfolio ..3
              Alger Balanced Portfolio ..............3
              Alger Money Market Portfolio ..........3

      4 ..... Risks

              Alger Small Capitalization Portfolio ..4
              Alger MidCap Growth Portfolio .........4
              Alger LargeCap Growth Portfolio .......4
              Alger Capital Appreciation Portfolio ..4
              Alger Balanced Portfolio ..............4
              Alger Money Market Portfolio ..........5

      5 ..... Performance

              Alger Small Capitalization Portfolio ..6
              Alger MidCap Growth Portfolio .........6
              Alger LargeCap Growth Portfolio .......6
              Alger Capital Appreciation Portfolio ..6
              Alger Balanced Portfolio ..............7
              Alger Money Market Portfolio ..........7

 7 ...........Fees and Expenses
 9 ...........Additional Information About the
 .............Fund's Investments
 9 ...........Management & Organization
10 ...........Shareholder Information

              Classes of Fund Shares ...............10

              Sales Charges ........................11
              Purchasing and Redeeming Fund Shares .11
              Investment Instructions ..............12
              Redemption Instructions ..............13

14 ...........Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENTS: THE ALGER FUND


The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios (other than the Money Market Portfolio and the fixed-income portion of the Balanced Portfolio) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate which portfolio(s) it will be placed in. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

ALGER SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER LARGECAP GROWTH PORTFOLIO (FORMERLY ALGER GROWTH PORTFOLIO)

GOAL

THE ALGER LARGECAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $10 billion or greater.

ALGER CAPITAL APPRECIATION PORTFOLIO

GOAL

THE ALGER CAPITAL APPRECIATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid for the money borrowed.

ALGER BALANCED PORTFOLIO

GOAL

THE ALGER BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.


ALGER MONEY MARKET PORTFOLIO

GOAL

THE ALGER MONEY MARKET PORTFOLIO SEEKS TO EARN HIGH CURRENT INCOME CONSISTENT WITH PRESERVING PRINCIPAL AND LIQUIDITY.

APPROACH

The portfolio invests in money market securities which are rated within the 2 highest credit categories at the time of purchase. These money market securities include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers acceptances and corporate bonds having less than 397 days remaining until maturity.

RISKS

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase a portfolio's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER SMALL CAPITALIZATION PORTFOLIO

A risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

RISKS APPLICABLE TO ALGER MIDCAP GROWTH PORTFOLIO

A risk of investing in the portfolio is:

o the possibility of greater risk by investing in medium-sized companies rather than larger, more established companies owing to such factors as inexperienced management and limited financial resources.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION PORTFOLIO

A risk of investing in the portfolio is:

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

o investing in companies of all capitalizations involves the risk that smaller, newer issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

RISKS APPLICABLE TO ALGER BALANCED PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:

o fixed income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when rates fall
4

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default.

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios."

This portfolio may appeal to investors who seek some long-term capital growth while also maintaining exposure to more conservative income-producing fixed-income investments.

RISKS APPLICABLE TO ALGER MONEY MARKET PORTFOLIO

The main risks of investing in the portfolio are:

o while the portfolio seeks to maintain a price of $1.00 per share, an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency, so it is possible to lose money by investing in the portfolio

o  an investment in the portfolio may not keep pace with inflation

o normally, the portfolio will invest a substantial portion of its assets in U.S. Government securities in the interest of maintaining a stable net asset value; this policy may result in a lower yield for the portfolio.

This portfolio may appeal to investors who seek maximum liquidity and capital preservation together with current income.


PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in the portfolios by showing changes in each portfolio's performance from year to year and by showing how each portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. In the bar charts, the annual returns for all portfolios but the Money Market Portfolio are for Class B shares, which are generally subject to a sales charge upon redemption that is not reflected. In the tables, average annual returns for all portfolios assume redemption at the end of each period shown and reflect all applicable sales charges. The tables for all portfolios other than the Money Market Portfolio also show the effect of taxes on the portfolios' returns by presenting after-tax returns for Class BShares. (After-tax returns for the other classes will vary.)These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A"Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a portfolio's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium capitalization companies

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation

o Lehman Brothers Government/Corporate Bond Index: An index designed to track performance of government and corporate bonds.

--------------------------------------------------------------------------------
ALGER SMALL CAPITALIZATION PORTFOLIO
Annual Total Return for Class B Shares
as of December 31 Each Year (%)

[The following table represents a bar chart in the printed piece.]

3.99   12.81   -4.62   48.92    4.17    9.17     9.91    32.14   -29.5   -31.74

  92      93      94      95      96      97       98       99      00       01

Best Quarter:      Q4 1999    26.31%
Worst Quarter:     Q1 2001   -27.52%

Average Annual Total Return as of December 31, 2001

                                                              Since
                              1 Year    5 Years   10 Years  Inception
================================================================================
Class A (Inception 1/1/97)    -34.56%    -5.49%      --      -5.49%
Russell 2000 Growth Index      -9.23%     2.87%      --       2.87%
--------------------------------------------------------------------------------
Class B (Inception 11/11/86)
Return Before Taxes           -34.47%    -5.37%    3.17%      9.87%
Return After Taxes on
  Distributions              -34.47%     -7.95%    0.40%      7.35%
Return After Taxes on
  Distributions and Sale of
  Fund Shares                -20.99%     -3.72%    2.27%      8.06%
Russell 2000 Growth Index     -9.23%      2.87%    7.19%      7.80%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)   -33.22%        --       --      -8.65%
Russell 2000 Growth Index     -9.23%        --       --       0.93%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALGER MIDCAP GROWTH PORTFOLIO
Annual Total Return for Class B Shares
as of December 31 each year (%)

[The following table represents a bar chart in the printed piece.]

 0.56    46.49    12.04   15.13    31.09    34.34    11.97    -7.58

   94       95       96      97       98       99       00       01

Best Quarter:      Q4 1998    27.31%
Worst Quarter:     Q3 2001   -17.72%

Average Annual Total Return as of December 31, 2001

                                                             Since
                                         1 Year   5 Years  Inception
================================================================================
Class A (Inception 1/1/97)              -11.41%    15.72%   15.72%
S&P MidCap 400 Index                     -0.60%    16.12%   16.12%
--------------------------------------------------------------------------------
Class B (Inception 5/24/93)
Return Before Taxes                     -11.27%   15.87%     18.93%
Return After Taxes on Distributions     -11.27%   10.59%     15.90%
Return After Taxes on Distributions
  and Sale of Fund Shares                -6.87%    9.60%     14.39%
S&P MidCap 400 Index                     -0.60%   16.12%     15.59%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)               -9.55%      --      13.41%
S&P MidCap 400 Index                     -0.60%      --      12.76%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALGER LARGECAP GROWTH PORTFOLIO
Annual Total Return for Class B Shares
as of December 31 each year (%)

[The following table represents a bar chart in the printed piece.]

 11.1   20.26   -1.57   38.43    12.3    23.1    44.07    32.61  -15.74   -12.85

   92      93      94      95      96      97       98       99      00       01

Best Quarter:      Q4 1998    24.98%
Worst Quarter:     Q3 2001   -18.37%

Average Annual Total Return as of December 31, 2001

                                                             Since
                               1 Year   5 Years  10 Years  Inception
================================================================================
Class A (Inception 1/1/97)    -16.33%    11.32%      --      11.32%
S&P 500 Index                 -11.88%    10.70%      --      10.70%
--------------------------------------------------------------------------------
Class B (Inception 11/11/86)
Return Before Taxes           -16.34%    11.42%   13.83%     14.16%
Return After Taxes on
  Distributions               -16.34%     8.62%   11.24%     12.12%
Return After Taxes on
  Distributions and Sale of
  Fund Shares                  -9.95%     8.81%   10.80%     11.62%
S&P 500 Index                 -11.88%    10.70%   12.94%     13.51%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)    -14.51%       --       --       6.88%
S&P 500 Index                 -11.88%       --       --       5.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION PORTFOLIO
Annual Total Return for Class B Shares
as of December 31 Each Year (%)

[The following table represents a bar chart in the printed piece.]

 2.22    78.57    13.79    20.2    37.38    72.89   -28.26   -18.65

   94       95       96      97       98       99       00       01

Best Quarter:      Q4 1999    40.33%
Worst Quarter:     Q4 2000   -23.69%

Average Annual Total Return as of December 31, 2001

                                                              Since
                                         1 Year  5 Years    Inception
================================================================================
Class A (Inception 1/1/97)              -21.97%   10.48%     10.48%
S&P 500 Index                           -11.88%   10.70%     10.70%
--------------------------------------------------------------------------------
Class B (Inception 11/1/93)
Return Before Taxes                     -21.90%   10.62%     17.45%
Return After Taxes on Distributions     -21.90%    8.82%     16.06%
Return After Taxes on Distributions
  and Sale of Fund Shares               -13.34%    8.51%     14.83%
S&P 500 Index                           -11.88%   10.70%     13.71%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)              -20.29%      --       5.85%
S&P 500 Index                           -11.88%      --       5.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALGER BALANCED PORTFOLIO
Annual Total Return for Class B Shares
as of December 31 each year (%)

[The following table represents a bar chart in the printed piece.]

 7.65    -6.62    31.31    6.63    18.97    32.49    25.58    -5.03    -3.4

   93       94       95      96       97       98       99       00      01

Best Quarter:      Q4 1998    17.54%
Worst Quarter:     Q3 2001    -7.79%

Average Annual Total Return as of December 31, 2001

                                                             Since
                                         1 Year  5 Years   Inception
================================================================================
Class A (Inception 1/1/97)               -7.32%   12.42%     12.42%
S&P 500 Index                           -11.88%   10.70%     10.70%
Lehman Gov't/Corp Bond Index              8.51%    7.37%
--------------------------------------------------------------------------------
Class B (Inception 6/1/92)
Return Before Taxes                      -7.21%   12.55%     10.81%
Return After Taxes on Distributions      -7.72%   10.57%      9.62%
Return After Taxes on Distributions
  and Sale of Fund Shares                -4.40%    9.59%      8.69%
S&P 500 Index                           -11.88%   10.70%     13.42%
Lehman Gov't/Corp Bond Index              8.51%    7.37%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)               -5.28%      --       9.46%
S&P 500 Index                           -11.88%      --       5.69%
Lehman Gov't/Corp Bond Index              8.51%      --       8.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALGER MONEY MARKET PORTFOLIO
Annual Total Return as of December 31 each year (%)

[The following table represents a bar chart in the printed piece.]

 3.92   3.05    4.2    5.94     5.16     4.92     4.78     4.42    5.57     3.13

   92     93     94     959       69       79       98       99      00       01

Best Quarter:      Q2 1995     1.49%
Worst Quarter:     Q4 2001     0.35%

Average Annual Total Return as of December 31, 2001

                               1 Year    5 Years  10 Years
================================================================================
Money Market (Inception         3.13%     4.56%    4.50%
             11/11/86)
--------------------------------------------------------------------------------

Seven-day yield ended December 31, 2001: 1.07% For the portfolio's current 7-day yield, telephone (800) 992-3863 toll-free.

[GRAPHIC]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the portfolios.

                                                           ANNUAL FUND OPERATING
                    SHAREHOLDER FEES                       EXPENSES
                    (fees paid directly                    (expenses that are deducted
                    from your investment)                  from Fund assets)
------------------------------------------------------------------------------------------------------------------------------------
                                     Maximum deferred
                     Maximum sales   sales charge (load)
                     charge (load)   as a % of purchase
                     on purchases    price or redemption
                     as a % of       proceeds, whichever   Management   Distribution   Shareholder     Other      TOTAL ANNUAL FUND
            CLASS    purchase price  is lower              Fees         (12b-1)Fees    Servicing Fees  Expenses   OPERATING EXPENSES
====================================================================================================================================
Alger Small     A    5.25%           None                  .85%         None          .25%             .44%       1.54%
Capitalization  B    None            5.00%                 .85%         .75%          .25%             .43%       2.28%
Portfolio       C    1.00%           1.00%                 .85%         .75%          .25%             .43%       2.28%
------------------------------------------------------------------------------------------------------------------------------------
Alger           A    5.25%           None                  .80%         None          .25%             .26%       1.31%
MidCap          B    None            5.00%                 .80%         .75%          .25%             .26%       2.06%
Growth          C    1.00%           1.00%                 .80%         .75%          .25%             .26%       2.06%
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Alger Large-    A    5.25%           None                  .75%         None          .25%             .26%       1.26%
Cap Growth      B    None            5.00%                 .75%         .75%          .25%             .26%       2.01%
Portfolio       C    1.00%           1.00%                 .75%         .75%          .25%             .26%       2.01%
------------------------------------------------------------------------------------------------------------------------------------
Alger           A    5.25%           None                  .75%         None          .25%             .20%       1.20%
Balanced        B    None            5.00%                 .75%         .75%          .25%             .20%       1.95%
Portfolio       C    1.00%           1.00%                 .75%         .75%          .25%             .20%       1.95%
------------------------------------------------------------------------------------------------------------------------------------
Alger Capital   A    5.25%           None                  .85%         None          .25%             .30%       1.40%
Appreciation    B    None            5.00%                 .85%         .75%          .25%             .30%       2.15%
Portfolio       C    1.00%           1.00%                 .85%         .75%          .25%             .30%       2.15%
------------------------------------------------------------------------------------------------------------------------------------
Alger Money          None            None                  .50%         None          None             .21%       .71%
Market
Portfolio
------------------------------------------------------------------------------------------------------------------------------------

EXAMPLES

The following examples, which reflect the shareholder fees and operating expenses listed previously, are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The second example reflects the same assumptions except that redemption is not assumed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares:

                         1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
  Alger Small      A     $ 673     $   986     $ 1,320    $ 2,263
  Capitalization   B     $ 731     $ 1,012     $ 1,420    $ 2,430
  Portfolio        C     $ 428     $   805     $ 1,308    $ 2,689

  Alger            A     $ 651     $   918     $ 1,205    $ 2,021
  MidCap Growth    B     $ 709     $   946     $ 1,308    $ 2,197
  Portfolio        C     $ 406     $   739     $ 1,197    $ 2,466

  Alger LargeCap   A     $ 647     $   904     $ 1,180    $ 1,968
  Growth           B     $ 704     $   931     $ 1,283    $ 2,144
  Portfolio        C     $ 401     $   724     $ 1,172    $ 2,414

  Alger            A     $ 641     $   886     $ 1,150    $ 1,903
  Balanced         B     $ 698     $   912     $ 1,252    $ 2,080
  Portfolio        C     $ 395     $   706     $ 1,142    $ 2,352

  Alger Capital    A     $ 660     $   945     $ 1,251    $ 2,117
  Appreciation     B     $ 718     $   973     $ 1,354    $ 2,292
  Portfolio        C     $ 415     $   766     $ 1,243    $ 2,558

  Alger Money            $  73     $   227     $   395      $ 883
  Market Portfolio

You would pay the following expenses if you did not redeem your shares:

                         1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
  Alger Small      A     $ 673     $ 986       $ 1,320    $ 2,263
  Capitalization   B     $ 231     $ 712       $ 1,220    $ 2,430
  Portfolio        C     $ 329     $ 805       $ 1,308    $ 2,689

  Alger            A     $ 651     $ 918       $ 1,205    $ 2,021
  MidCap Growth    B     $ 209     $ 646       $ 1,108    $ 2,197
  Portfolio        C     $ 307     $ 739       $ 1,197    $ 2,466

  Alger LargeCap   A     $ 647     $ 904       $ 1,180    $ 1,968
  Growth           B     $ 204     $ 631       $ 1,083    $ 2,144
  Portfolio        C     $ 302     $ 724       $ 1,172    $ 2,414

  Alger            A     $ 641     $ 886       $ 1,150    $ 1,903
  Balanced         B     $ 198     $ 612       $ 1,052    $ 2,080
  Portfolio        C     $ 296     $ 706       $ 1,142    $ 2,352

  Alger Capital    A     $ 660     $ 945       $ 1,251    $ 2,117
  Appreciation     B     $ 218     $ 673       $ 1,154    $ 2,292
  Portfolio        C     $ 316     $ 766       $ 1,243    $ 2,558

  Alger Money            $  73     $ 227         $ 395      $ 883
  Market Portfolio

Each portfolio other than the Money Market Portfolio pays the Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of .25% of the value of the portfolio's average daily net assets for service and maintenance of shareholder accounts. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide service and maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio other than the Money Market Portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary, unacceptable risk of loss, rather than directly to promote the portfolio's investment objective.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
2nd floor
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager makes investment decisions for the portfolios and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Fund's Board of Trustees. The Fund has had the same Manager since inception, and the portfolios pay the Manager fees at these annual rates based on a percentage of average daily net assets: Money Market Portfolio-- .50%; Small Capitalization and Capital Appreciation Portfolios--.85%; MidCap Growth Portfolio--.80%; LargeCap Growth and Balanced Portfolios--.75%.

PORTFOLIO MANAGERS

Fred M. Alger, III is the chief market strategist for all portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, Allison Barbi, CFA and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolio and co-manager of the LargeCap Growth and Balanced Portfolios since September 2001, has been employed by the Manager since 1994, as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Capital Appreciation Portfolio and co-manager of the LargeCap Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000, and at Oppenheimer Funds as a portfolio manager from June 2000 until September 2001. Ms. Barbi, manager of the Money Market Portfolio and co-manager of the Balanced Portfolio, has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities, LLC from 1990 until 1998, and a private investor since 1998. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION
DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV, plus any applicable sales charge. The NAV for each portfolio other than the Money Market Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open; the NAV for the Money Market Portfolio is calculated as of 12:00 noon on each of those days. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio except the Money Market Portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. The assets of the Money Market Portfolio (and short-term money market instruments held by other portfolios) are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

All portfolios other than the Money Market Portfolio declare and pay dividends and distributions annually. The Fund expects that these annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the portfolio held the securities that it sold to create the gains (rather than the length of time you have held shares of the portfolio), and that they will also include net investment income, which is taxable as ordinary income. Dividends and distributions may differ among classes of shares of a portfolio. Payments by the Money Market Portfolio, which normally consist solely of net investment income, are declared daily and paid monthly.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the portfolio, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
NAV (NET ASSET VALUE) IS COMPUTED BY ADDING TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENT PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
           AND THEN DIVIDING THE RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES.
-------------------------------------------------------------------------------

CLASSES OF FUND SHARES

All portfolios other than the Money Market Portfolio offer three classes of shares, each subject to a sales charge. Shares of the Money Market Portfolio are not subject to a sales charge. The differences among the classes are described in the following chart:

SALES CHARGES
-------------------------------------------------------------------------------
CLASS A SHARES
-------------------------------------------------------------------------------
When you buy Class A Shares, you may pay the following sales charge:

                                                 SALES
                                               CHARGE AS
                               SALES CHARGE    % OF NET          DEALER
                                 AS A % OF       ASSET     ALLOWANCE AS % OF
PURCHASE AMOUNT               OFFERING PRICE     VALUE       OFFERING PRICE
-------------------           ---------------  ----------   ---------------
Less than $100,000                 5.25%         5.54%           5.00%
$100,000 - $249,999                4.50%         4.71%           4.25%
$250,000 - $499,999                3.50%         3.63%           3.25%
$500,000 - $999,999                2.75%         2.83%           2.50%
$1,000,000 and over                  *             *             1.00%


* Purchases of Class A Shares which, when combined with current holdings of Class A Shares offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

DISTRIBUTION (12b-1) FEES
-------------------------------------------------------------------------------
Not subject to distribution (12b-1) fees
-------------------------------------------------------------------------------

MINIMUM/MAXIMUM INVESTMENT AMOUNT
-------------------------------------------------------------------------------
No minimum or maximum investment limit.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CLASS B SHARES
-------------------------------------------------------------------------------

When you redeem Class B Shares, you may pay the following CDSC:

                                              CONTINGENT
                                             DEFERRED SALES
YEARS SHARES WERE HELD                       CHARGE (CDSC)
-----------------------------                --------------
Less than one                                      5%
One but less than two                              4%
Two but less than three                            3%
Three but less than four                           2%
Four but less than five                            2%
Five but less than six                             1%
Six or more                                        0%

Subject to distribution (12b-1) fees for eight years, after which time your shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.+

No minimum investment amount.
Maximum permitted investment amount: $249,999

-------------------------------------------------------------------------------
Class C Shares
-------------------------------------------------------------------------------
When you buy Class C shares, you may pay the following sales charge:

                                                 SALES              DEALER
                         SALES CHARGE          CHARGE AS           ALLOWANCE
                           AS A % OF           % OF NET             AS % OF
PURCHASE AMOUNT         OFFERING PRICE        ASSET VALUE        OFFERING PRICE
---------------       ------------------      ------------       -------------
$1-$999,999                 1.00%                1.01%                1.00%

When you redeem Class C shares, you may pay the following CDSC:

                                       CONTINGENT
                                     DEFERRED SALES
YEARS SHARES WERE HELD               CHARGE (CDSC)
----------------------              ---------------
Less than 1 year                            1%
One year or more                            0%

Subject to distribution (12b-1) fees.+

No minimum investment amount. Maximum permitted investment amount: $999,999

Under certain circumstances, the above requirements may be waived. These circumstances are discussed in the Statement of Additional Information.

+ Each portfolio other than Alger Money Market Portfolio has adopted a plan under Rule 12b-1 that allows Class B and Class C shares to pay distribution fees out of their assets on an ongoing basis for the sale and distribution of their shares. These fees will increase the cost of your investment in Class B or Class C shares and may cost you more than paying other types of sales charges.

In calculating a CDSC, the Fund assumes, first, that the redemption is of shares, if any, that are not subject to any CDSC and, second, that the remaining shares redeemed are those that are subject to the lowest charge.

PURCHASING AND REDEEMING  FUND SHARES

You can purchase or redeem shares on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent. Ordinarily, the Fund will issue your redemption check within 7 days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, we will not issue payment for redemption requests against those funds for up to 15 days. The Transfer Agent or Fund may reject any purchase order.

You may aggregate all the Class A shares you purchase in the Fund in order to obtain a reduced sales charge (as indicated above) if you provide sufficient information at the time of purchase for verification of your eligibility for the lower charge.

If you intend to make an aggregate purchase of $100,000 or more over a period of 13 months or less, you can complete a letter of intent and return it to the Fund. Please contact the Fund for details before you buy the shares.

Unless your Money Market Portfolio account is a Fund-sponsored tax-deferred retirement plan, if it falls below $100 because of redemptions, the Fund may send you written notice providing 60 days to restore it to the minimum balance. After 60 days, the Fund may close your account and redeem all of your shares if your account remains below the minimum.

Different ways to purchase and redeem are listed below and on the next page. For telephone transactions, the Fund and Transfer Agent have reasonable procedures in place to determine that the instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

-------------------------------------------------------------------------------

  MINIMUM INVESTMENTS

                             Initial     Subsequent
                            Investment   Investment
------------------------------------------------------
  Regular account*             $0           $25
  Traditional IRA              $0           $25
  Roth IRA                     $0           $25
  Education IRA                $0           $25
  SIMPLE IRA                   $0           $25
  Keogh                        $0           $25
  401(k)                       $0           $25
  403(b)                       $0           $25
  Automatic Investment        $25           $25


* The minimum initial investment amount for the Money Market Portfolio (only) is $500. The minimum subsequent purchase amount for the portfolio is $25.

-------------------------------------------------------------------------------
INVESTMENT INSTRUCTIONS

TO OPEN AN ACCOUNT:

BY MAIL:

-------------------------------------------------------------------------------

 The Alger Fund does not accept cash or cash alternatives for fund purchases. (Make checks payable to "The Alger Fund.") Mail your completed application and check to:

      Alger Shareholder Services, Inc.
      30 Montgomery Street
      Jersey City, NJ 07302

 BY FED WIRE:
-------------------------------------------------------------------------------

Have your bank wire funds to State Street Bank & Trust Company. Contact Alger Shareholder Services at (800) 992-3863 for details.

Forward the completed New Account Application to Alger Shareholder Services stating that the account was established by wire transfer and the date and amount of the transfer.

 CONTACT:
-------------------------------------------------------------------------------

 CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

 AUTOMATICALLY:
-------------------------------------------------------------------------------

Complete the Automatic Investment option on your account application. Minimum automatic investment is $25.

 VIA OUR WEBSITE:
-------------------------------------------------------------------------------

Visit  The  Alger  Fund  website  to  download  a  New  Account   Application  -
www.algerfund.com

Mail the completed application with your investment to Alger Shareholder Services, Inc.

-------------------------------------------------------------------------------

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:

BY MAIL:
-------------------------------------------------------------------------------

Complete and return the Invest by Mail slip attached to your Alger Fund Statement and return slip with your investment to:

      Alger Shareholder Services, Inc.
      30 Montgomery Street
      Jersey City, NJ 07302

 BY TELEPHONE OR FED WIRE:
-------------------------------------------------------------------------------

TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account normally within one business day.

WIRE - Have your bank wire funds to State Street Bank & Trust Company. Contact Alger Shareholder Services for details.
                                             *NOT AVAILABLE FOR RETIREMENT PLANS

CONTACT:
-------------------------------------------------------------------------------
CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY:
-------------------------------------------------------------------------------

THE ALGER FUND AUTOMATIC INVESTMENT PLAN allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact The Alger Fund to receive an Additional Services Form. Minimum automatic investment is $25 per portfolio.

GOVERNMENT DIRECT DEPOSIT* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and PAYROLL SAVINGS PLAN* allows you to arrange direct deposit of a portion of your payroll directly to your Alger Fund Account. Call for a Payroll Savings Plan Form.


                                             *NOT AVAILABLE FOR RETIREMENT PLANS

VIA OUR WEBSITE:
-------------------------------------------------------------------------------

Visit the Alger Fund website to download all forms to add services to your account - www.algerfund.com Mail your completed forms to Alger Shareholder Services, Inc. In addition, you can perform certain transactions electronically, via our website.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
EXCHANGES

You can exchange shares of any portfolio for shares of another portfolio, subject to certain restrictions.Sales charges will apply in certain exchanges from the Money Market Portfolio. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. For more information, call the Fund toll-free at (800) 992-3863 or consult the Statement of Additional Information (see back cover).

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

TO REDEEM SHARES OF THE FUND:
BY MAIL:
-------------------------------------------------------------------------------

SEND a letter of instruction to Alger Shareholder Services, Inc. which includes

         --   account  number
         --   portfolio  name (and  class,  if  applicable)
         --   number of shares  or  dollar  amount  of  redemption
         --   where to send the  proceeds
         --   signature(s) of registered owner(s)
         --   a signature guarantee is required if
               --   your redemption is for more than $25,000; or
               --   you want the check sent to a different  address than the one we have on file; or
               --   you want the check to be made payable to someone  other than the  registered  owners  we have  on  file;  or
               --   you have  changed  your  address on file  within the past 60 days.

BY TELEPHONE*:
-------------------------------------------------------------------------------

CALL (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for amounts up to $5,000. You can choose to receive a check or a wire for amounts over $5,000. Note, you cannot request a check if you have changed your address on file within the past 60 days.

TELEREDEMPTION allows you to redeem shares by telephone by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Shares issued in certificate form are not eligible for this service.
                                             *NOT AVAILABLE FOR RETIREMENT PLANS

CONTACT:
-------------------------------------------------------------------------------

CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY:
-------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE:
--------------------------------------------------------------------------------

Visit The Alger Fund website to download all forms to add redemption privileges to your existing account - www.algerfund.com

Mail your completed forms to Alger Shareholder Services, Inc. In addition, you can perform certain transactions electronically via our website.
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

ALGER SMALL CAPITALIZATION PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  CLASS A(i)
                                         ---------------------------------------------------------------  ------------------------
                                                                                              TEN MONTHS
                                                                                                 ENDED
                                                             YEAR ENDED OCTOBER 31,          OCTOBER 31,
                                         ---------------------------------------------------------------  ------------------------
                                         2001         2000          1999          1998          1997(v)   2001        2000
                                         ----         ----          ----          ----          ----      ----        ----
Net asset value, beginning of period $  8.81      $  10.35        $ 8.74        $10.35       $  9.21   $  8.52        $10.13
                                     -------      --------        ------       -------       -------   -------        ------
Net investment income (loss)            (.04)(iii)    (.08)(iii)    (.08)(iii)    (.06)(iii)    (.04)    (0.08)(iii)    (.16)(iii)
Net realized and unrealized gain
 (loss) on investments                 (3.41)          .35          2.71         (1.04)         1.18     (3.26)          .36
                                     --------     --------        ------       -------       -------   -------        ------
Total from investment operations       (3.45)          .27          2.63         (1.10)         1.14     (3.34)          .20
Distributions from net realized gains  (1.82)        (1.81)        (1.02)         (.51)         --       (1.82)        (1.81)
                                     -------      --------       -------       -------       -------  --------      --------
Net asset value, end of period       $  3.54      $   8.81       $ 10.35       $  8.74       $ 10.35  $   3.36      $   8.52
                                     =======      ========       =======       =======       =======  ========      ========
Total Return (iv)                      (46.6%)          .4%         32.7%        (10.9%)        12.4%    (47.0%)         (.4%)
                                     =======      ========       =======       =======       =======  ========      ========
Ratios and Supplemental Data:
Net assets, end of period
 (000's omitted)                     $64,164      $111,665       $69,986       $59,516       $25,996  $130,559      $325,382
                                     =======      ========       =======       =======       =======  ========      ========
Ratio of expenses to average
 net assets                             1.54%         1.41%         1.38%         1.37%         1.38%     2.28%         2.14%
                                     =======      ========       =======       =======       =======  ========      ========
Ratio of net investment income
  (loss) to average net assets          (.95%)        (.81%)        (.79%)        (.71%)        (.93%)   (1.66%)       (1.58%)
                                     =======      ========       =======       =======       =======  ========      ========
Portfolio Turnover Rate               195.72%       207.19%       110.92%       157.26%       120.27%   195.72%       207.19%
                                     =======      ========       =======       =======       =======  ========      ========

-------------------------------------------------



-------------------------------------------------
         1999              1998
         -----            -----
    $    8.61          $  10.29
    ---------          --------
         (.15)(iii)         (.14)(iii)

         2.69              (1.03)
   ----------          ---------
         2.54              (1.17)
        (1.02)              (.51)
   ----------          ---------
   $    10.13          $    8.61
   ==========          =========
        32.1%             (11.6%)
   ==========          =========


    $ 419,842          $ 460,788
   ==========          =========
         2.14%              2.12%
   ==========          =========
        (1.58%)            (1.51%)
   ==========          =========
       110.92%            157.26%
   ==========          ==========

(i) Class A were initially offered January 1, 1997. Class C Shares were initially offered August 1, 1997.

(ii) Per share data have been adjusted to reflect the effect of a 3-for-1-stock which occurred September 27, 1995.

(iii) Amount was computed based on average shares outstanding during the period.

                 CLASS B(ii)                                                          CLASS C(i)
-----------------------------------------------------------------------   ---------------------------------------------------------
                                                                                                                        THREE MONTHS
                                                                                                                           ENDED
            YEAR ENDED OCTOBER 31,                                                 YEAR ENDED OCTOBER 31,               OCTOBER 31,
-----------------------------------------------------------------------   ---------------------------------------------------------
  1997         1996       1995         1994        1993        1992        2001       2000           1999       1998       1997(v)
-------     --------     ------       ------      ------     -------      ------     ------         ----       -----       -------

  $10.86       $11.13      $7.62       $8.65       $6.88       $6.97       $8.53      $10.13        $8.59      10.29       $10.38
  ------       ------      -----       -----       -----       -----       -----      ------        -----      -----       ------
    (.11)        (.09)      (.13)       (.09)       (.08)       (.11)(iii)  (.08)(iii)  (.16)(iii)   (.16)(iii)  (.10)(iii)  (.03)


    1.28          .42       3.64        (.02)       1.85         .37       (3.27)        .37         2.72       (1.09)       (.06)
    ----          ---       ----        ----        ----         ---       -----         ---         ----       -----        ----
    1.17          .33       3.51        (.11)       1.77         .26        (3.35)       .21         2.56       (1.19)       (.09)
   (1.74)        (.60)        --        (.92)         --        (.35)       (1.82)     (1.81)       (1.02)       (.51)         --
   -----         ----     ------       -----       -----        ----        -----      -----        -----       ----         ----
 $ 10.29      $ 10.86     $11.13       $7.62       $8.65       $6.88       $3.36       $8.53       $10.13       $8.59      $10.29
 =======      =======     ======       =====       =====       =====       =====       =====       ======       =====      ======
    12.9%         3.2%      46.2%       (1.1%)      25.8%        3.4%      (47.0%)       (.3%)       32.4%      (11.8%)       (.9%)
 =======      =======     ======       =====       =====       =====       =====       =====       ======       =====      ======



$580,651     $553,872   $463,718    $294,890    $300,108      $182,432    $4,234     $11,103       $7,659      $4,838        $338
========     ========   ========    ========    ========      ========    ======     =======       ======      ======        ====



    2.14%        2.13       2.11%       2.18%       2.13%       2.17%       2.28%       2.15%        2.13%       2.11%       2.09%
========     ========   ========    ========    ========      ========    ======     =======       ======      ======        ====


   (1.67%)      (1.59)     (1.75%)     (1.51%)     (1.52%)     (1.64%)     (1.66%)     (1.57%)      (1.55%)     (1.36%)     (1.71%)
========     ========   ========    ========    ========      ========    ======     =======       ======      ======        ====


  120.27%      153.35%     97.37%     131.86%     148.49%     121.00%     195.72%     207.19%      110.92%     157.26%     120.27%
========     ========   ========    ========    ========      ========    ======     =======       ======      ======      ======


 (iv) Does not reflect the effect of any sales charges.

  (v) Ratios have been annualized; total return has not been annualized.

ALGER MIDCAP GROWTH PORTFOLIO(i)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                               CLASS A(ii)                                    CLASS B
                                       -------------------------------------------------------------- ------------------------
                                                                                        TEN MONTHS
                                                                                          ENDED
                                                YEAR ENDED OCTOBER 31,                  OCTOBER 31,    YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------- ------------------------
                                        2001         2000         1999        1998       1997(iii)    2001      2000      1999
                                       -------      ------       ------      ------      ---------    ----      ----      ----
Net asset value,
  beginning of period                  $10.17       $8.20        $7.07       $7.49       $6.31        $9.79     $8.00     $6.96
                                       ------       -----        -----       -----       -----        -----     -----     -----
Net investment income (loss)             (.06)(iv)   (.04)(iv)    (.05)(iv)   (.03)(iv)  (.03)         (.11)(v)  (.12)(iv) (.11)(iv)

Net realized and unrealized gain
  (loss) on investments                 (2.01)       3.51         2.16         .43       1.21         (1.92)     3.41      2.13
                                        -----        ----         ----         ---       ----         -----      ----      ----
Total from investment operations        (2.07)       3.47         2.11         .40       1.18         (2.03)     3.29      2.02
Distributions from net realized
  gains                                 (1.18)      (1.50)        (.98)       (.82)        --         (1.18)    (1.50)     (.98)
                                        -----       -----         ----        ----      -----         -----     -----      ----
Net asset value, end of period          $6.92      $10.17        $8.20       $7.07      $7.49         $6.58     $9.79     $8.00
                                        =====      ======        =====       =====      =====         =====     =====     =====
Total Return(v)                         (21.9%)      47.7%        33.3%        7.2%      18.7%        (22.4%)    46.4%     32.3%
                                        =====        ====         ====         ===       ====         =====      ====      ====
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                    $154,412    $141,558      $49,246     $32,447     $5,436      $426,699  $532,476  $248,139
                                     ========    ========      =======     =======     ======      ========  ========  ========

 Ratio of expenses to
   average net assets                    1.31%       1.29%        1.31%       1.34%      1.40%         2.06%     2.04%     2.07%
                                         ====        ====         ====        ====       ====          ====      ====      ====
 Ratio of net investment
   income (loss) to
   average net assets                   (.77%)      (.46%)       (.58%)      (.53%)     (.83%)        (1.49%)   (1.23%)   (1.39%)
                                         ====        ====         ====        ====       ====         =====     =====     =====


 Portfolio Turnover Rate               115.45%      97.11%      203.86%     180.98%    160.09%       115.45%     97.11%  203.86%
                                       ======       =====       ======      ======     ======        ======      =====   ======


(i) Per share data have been adjusted to reflect the effect of a 3-for-1 stock split which occurred April 20, 2000.

(ii) Class A Shares were initially offered January 1, 1997. Class C Shares were initially offered August 1, 1997.

(iii) Ratios have been annualized; total return has not been annualized.

                                                                                  CLASS C(ii)
----------------------------------------------------------------------  --------------------------------------------------------
                                                           FROM
                                                       MAY 24, 1993
                                                       (COMMENCEMENT                                            THREE MONTHS
                                                      OF OPERATIONS) TO                                           ENDED
                                                        OCTOBER 31,             YEAR ENDED OCTOBER 31,         OCTOBER 31,
--------------------------------------------------------------------  ----------------------------------------------------------
       1998         1997    1996      1995      1994     1993(iii)     2001      2000      1999        1998      1997(iii)
      -------      ------  ------    ------    ------    ---------    -------   -------   ------      ------    ----------
     $   7.44   $   6.29 $   6.31  $  4.26   $  4.16      $ 3.33     $  9.77   $  7.99   $   6.95     $ 7.44      $ 7.50
     --------   -------- --------  -------   -------      ------     -------   -------   --------     ------      ------
         (.10)      (.10)    (.08)(iv)(.03)     (.04)      (.03)        (.11)(v)  (.11)(iv) (.11)(iv)   (.09)(iv)   (.01)

          .44       1.41      .45     2.08       .23        .86        (1.92)     3.39      2.13         .42        (.05)
     --------   -------- --------  -------   -------      ------     -------   -------   --------     ------      ------
          .34       1.31      .37     2.05       .19        .83        (2.03)     3.28      2.02         .33        (.06)
         (.82)      (.16)    (.39)      --      (.09)        --        (1.18)    (1.50)     (.98)       (.82)         --
     --------   -------- --------  -------   -------      ------     -------   -------   --------     ------      ------
     $   6.96   $   7.44 $   6.29  $  6.31   $  4.26      $ 4.13     $  6.56   $  9.77   $   7.99     $ 6.95      $ 7.44
     ========   ======== ========  =======   =======      ======     =======   =======   ========     ======      ======
         6.2%       21.4%     6.4%    48.3%      4.7%      24.8%       (22.4%)    46.4%     32.4%        6.1%       (.7%)
     ========   ======== ========  =======   =======      ======     =======   =======   ========     ======      ======


     $191,934   $166,475 $125,686  $54,016   $18,516      $3,836     $53,592   $51,335   $ 10,827     $1,759       $  84
     ========   ======== ========  =======   =======      ======     =======   =======   ========     ======      ======
         2.10%      2.19%    2.27%    2.39%     3.20%(vi)  3.73%(vi)    2.06%     2.04%     2.08%       2.08%       1.97%
     ========   ======== ========  =======   =======      ======     =======   =======   ========     ======      ======


        (1.38%)    (1.58%)  (1.33%)  (1.71%)   (2.32%)    (2.86%)      (1.51%)   (1.22%)   (1.40%)     (1.26%)    (1.55%)
     ========   ======== ========  =======   =======      ======     =======   =======   ========     ======      ======
       180.98%    160.09%  113.95%  121.60%   127.40%     57.64%      115.45%    97.11%    203.86%    180.98%     160.09%
     ========   ======== ========  =======   =======      ======     =======   =======   ========     ======      ======


(iv) Amount was computed based on average shares outstanding during the period.

(v)  Does not reflect the effect of any sales charges.

(vi) Amounts have been reduced by 0.07% and 0.80% for the periods ended October 31, 1994 and 1993, respectively, due to expense reimbursements made pursuant to applicable state expense limits.

ALGER LARGECAP GROWTH PORTFOLIO (FORMERLY ALGER GROWTH PORTFOLIO)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                 CLASS A(i)
                              ------------------------------------------------------------  ---------------------------------------
                                                                               TEN MONTHS
                                                                                  ENDED
                                          YEAR ENDED OCTOBER 31,               OCTOBER 31,
------------------------------------------------------------------------------------------  ---------------------------------------
                                 2001          2000         1999      1998        1997(v)   2001     2000        1999      1998
                                 ----          ----         ----      ----        -------   ----     ----        ----      -----
Net asset value, beginning
  of period                       $14.09      $15.47      $12.19    $11.58       $9.40   $13.58    $15.09      $12.00   $11.50
                                  ------      ------      ------    ------       -----   ------    ------      ------   ------
Net investment income (loss)       (0.04)(iv)   (.05)(iv)   (.07)(iv) (.03)(iv)   (.02)    (.12)(iv) (.16)(iv)  (.18)(iv) (.11)(iv)

Net realized and unrealized gain
 (loss) on investments             (3.64)       1.33        4.64      2.13        2.20    (3.50)     1.31        4.56     2.10
                                   -----        ----        ----      ----        ----    -----      ----        ----     ----
Total from investment operations   (3.68)       1.28        4.57      2.10        2.18    (3.62)     1.15        4.38     1.99

Distributions from net
  realized gains                    (.94)      (2.66)      (1.29)    (1.49)         --     (.94)    (2.66)      (1.29)   (1.49)
                                    ----       -----       -----     -----      -----      ----     -----       -----   ------
Net asset value, end of period     $9.47      $14.09      $15.47    $12.19      $11.58    $9.02    $13.58      $15.09   $12.00
                                   =====      ======      ======    ======      ======    =====    ======      ======   ======
Total Return (iii)                 (27.4%)       8.0%       40.4%     21.4%      23.2%   (28.1%)     7.2%        39.3%    20.5%
                                   =====         ===        ====      ====       ====    =====       ===        ====      ====
Ratios and Supplemental Data:
Net assets, end of period
 (000's omitted)                $230,637    $324,130    $228,896  $121,930     $52,307 $581,770  $902,091    $770,311 $390,885
                                ========    ========    ========  ========     ======= ========  ========    ========  =======
Ratio of expenses to average
 net assets                         1.26%       1.20%       1.21%     1.25%       1.30%    2.01%     1.96%       1.96%    2.00%
                                    ====        ====        ====      ====        ====     ====      ====        ====     ====
Ratio of net investment income
  (loss) to average net assets      (.35%)      (.32%)      (.50%)    (.23%)      (.39%) (1.09%)    (1.07%)     (1.26%)   (.98%)
                                    ====        ====        ====      ====        ====   =====      =====       =====     ====
Portfolio Turnover Rate            91.40%      96.13%     205.94%   146.64%     128.26%   91.40%    96.13%     205.94%  146.64%
                                   =====       =====      ======    ======      ======    =====     =====      ======   ======


(i) Class A Shares were initially offered January 1, 1997. Class C Shares were initially offered August 1, 1997.

(ii) Per share data have been adjusted to reflect the effect of a 3-for-1 stock split which occurred September 27, 1995.

                                CLASS B(ii)                                                        CLASS C(i)
------------------------------------------------------------------      -----------------------------------------------------------
                                                                                                                       THREE MONTHS
                                                                                                                           ENDED
  YEAR ENDED OCTOBER 31,                                                                  YEAR ENDED OCTOBER 31,        OCTOBER 31,
------------------------------------------------------------------      -----------------------------------------------------------
  1997       1996          1995       1994         1993      1992         2001         2000         1999        1998        1997(v)
--------   --------      --------   -------      -------   -------      -------      -------      -------      ------      ------
$   9.49   $   9.38      $   6.97   $  7.43      $  5.76   $  5.77      $ 13.57      $ 15.08      $ 12.00      $11.50      $11.98
--------   --------      --------   -------      -------   -------      -------      -------      -------      ------      ------
    (.13)      (.08)(iv)     (.02)     (.07)(iv)    (.02)     (.06)(iv)    (.12)(iv)    (.16)(iv)    (.18)(iv)   (.11)(iv)  (0.02)

    2.44        .78          2.59       .35         1.70       .61        (3.49)        1.31         4.55        2.10        (.46)
--------   --------      --------   -------      -------   -------      -------      -------      -------      ------      ------
    2.31        .70          2.57       .28         1.68       .55        (3.61)        1.15         4.37        1.99        (.48)
    (.30)      (.59)         (.16)     (.74)        (.01)     (.56)        (.94)       (2.66)       (1.29)      (1.49)         --
--------   --------      --------   -------      -------   -------      -------      -------      -------      ------      ------
$  11.50   $   9.49      $   9.38   $  6.97      $  7.43   $  5.76      $  9.02      $ 13.57      $ 15.08      $12.00      $11.50
========   ========      ========   =======      =======   =======      =======      =======      =======      ======      ======
    24.9%       8.1%         37.8%      4.1%        29.2%      9.7%       (28.0%)        7.2%        39.2%       20.5%       (4.0%)
========   ========      ========   =======      =======   =======      =======      =======      =======      ======      ======


$304,984   $266,207      $154,284   $76,390      $37,988   $19,379      $48,918      $65,893      $31,500      $3,312      $  199
========   ========      ========   =======      =======   =======      =======      =======      =======      ======      ======


    2.08%      2.08%         2.09%     2.20%        2.20%     2.32%        2.01%        1.95%        1.97%       2.00%       2.02%
========   ========      ========   =======      =======   =======      =======      =======      =======      ======      ======


   (1.13%)     (.84%)       (1.03%)   (1.01%)      (1.16%)   (1.07%)      (1.10%)      (1.08%)      (1.30%)      (.97%)     (1.43%)
========   ========      ========   =======      =======   =======      =======      =======      =======      ======      ======
  128.26%     94.91%       118.16%   103.86%      108.54%    69.28%       91.40%       96.13%      205.94%     146.64%     128.26%
========   ========      ========   =======      =======   =======      =======      =======      =======      ======      ======

(iii) Does not reflect the effect of any sales charges.

(iv)  Amount was computed based on average shares outstanding during the year.

(v)   Ratios have been annualized; total return has not been annualized.

ALGER BALANCED PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                             CLASS A(i)
                                     ---------------------------------------------------    ------------------------------------
                                                                             TEN MONTHS
                                                                                ENDED
                                               YEAR ENDED OCTOBER 31,        OCTOBER 31,
---------------------------------------------------------------------------------------     ------------------------------------
                                     2001        2000       1999       1998      1997(ii)    2001      2000        1999    1998
                                     ----        ----       ----       ----      -------     ----      ----        ----    ----
Net asset value, beginning of
  period                           $21.29     $20.95     $16.83      $16.58     $13.99     $20.83    $20.59    $16.64    $16.48
                                   ------     ------     ------      ------     ------     ------    ------    ------    ------

Net investment income (loss)          .43(iv)    .39(iv)    .25(iv)     .16(iv)    .05        .27(iv)   .17(iv)   .07(iv)   .03(iv)

Net realized and unrealized gain
 (loss) on investments              (2.83)      1.68        4.97       2.35       2.54      (2.75)     1.71      4.93      2.34
                                    -----       ----        ----       ----       ----      -----      ----      ----      ----
Total from investment operations    (2.40)      2.07        5.22       2.51       2.59      (2.48)     1.88      5.00      2.37
                                    -----       ----        ----       ----       ----      -----      ----      ----      ----
Dividends from net investment income (.22)      (.13)       (.08)      (.06)        --       (.18)     (.04)     (.03)     (.01)

Distributions from net realized gains  --      (1.60)      (1.02)     (2.20)        --         --     (1.60)    (1.02)    (2.20)
                                     ----      -----       -----      -----       ----       ----     -----     -----     -----
Total Distributions                  (.22)     (1.73)      (1.10)     (2.26)        --       (.18)    (1.64)    (1.05)    (2.21)
                                     ----      -----       -----      -----     ------       ----     -----     -----     -----
Net asset value, end of period     $18.67     $21.29      $20.95     $16.83     $16.58     $18.17    $20.83    $20.59    $16.64
                                   ======     ======      ======     ======     ======     ======    ======    ======    ======
Total Return (iii)                  (11.3%)     10.2%       32.5%      17.7%      18.5%     (12.0%)     9.4%     31.5%     16.9%
                                    =====       ====        ====       ====       ====      =====       ===       ====      ====
Ratios and Supplemental Data:
Net assets, end of period
 (000's omitted)                 $101,440    $93,671     $12,488     $1,354      $459    $158,766  $132,123   $52,607   $19,282
                                 ========    =======     =======     ======      ====    ========  ========    =======   =======
Ratio of expenses to average
 net assets                          1.20%      1.29%       1.40%      1.79%     2.10%       1.95%     2.04%     2.18%     2.58%
                                     ====       ====        ====       ====      ====        ====      ====      ====      ====
Ratio of net investment income
 (loss) to average net assets        2.15%      1.80%       1.15%       .98%      .72%       1.40%      .98%      .36%      .19%
                                     ====       ====        ====        ===       ===        ====       ===       ===       ===
 Portfolio Turnover Rate            74.15%     63.50%     126.01%     93.23%    109.26%     74.15%    63.50%   126.01%    93.23%
                                    =====      =====      ======      =====     ======      =====     =====     ======    =====


(i) Class A Shares were initially offered January 1, 1997. Class C Shares were initially offered August 1, 1997.

(ii)  Ratios have been annualized; total return has not been annualized.

(iii) Does not reflect the effect of any sales charges.


                        CLASS B                                                 CLASS C(i)
------------------------------------------------------------------   -----------------------------------------------
                                                        FROM
                                                    JUNE 1, 1992
                                                    (COMMENCMENT                                        THREE MONTHS
                                                    OF OPERATIONS)                                         ENDED
    YEAR ENDED OCTOBER 31,                          TO OCTOBER 31,          YEAR ENDED OCTOBER 31,       OCTOBER 31,
------------------------------------------------------------------   -----------------------------------------------
      1997      1996     1995       1994     1993    1992(ii)        2001      2000       1999        1998       1997(ii)
     -----      ----     ----       ----     ----    ----            ----      ----       ----        ----        ----
    $14.21  $13.59     $10.65    $11.18     $9.95   $10.00          $20.90     $20.65     $16.66      $16.49      $16.88
    ------   ------    ------     ------    -----   ------          ------     ------     ------      ------      ------

        --     .12       (.02)(iv) (.05)     (.01)    (.12)            .27(iv)    .21(iv)    .07(iv)     .04(iv)    (.01)

      2.67     .72       2.96      (.39)     1.24      .07           (2.75)      1.67       4.95        2.33        (.38)
      ----     ---       ----      ----      ----      ---           -----       ----       ----        ----        ----
      2.67     .84       2.94      (.44)     1.23     (.05)          (2.48)      1.88       5.02        2.37        (.39)
      ----     ---       ----      ----      ----     ----           -----       ----       ----        ----        ----
      (.06)   (.01)        --        --        --       --            (.18)      (.03)      (.01)         --          --
      (.34)   (.21)        --      (.09)       --       --              --      (1.60)     (1.02)      (2.20)         --
      ----    ----      -----      ----    ------    -----           -----      -----      -----       -----        ----
      (.40)   (.22)        --      (.09)       --       --            (.18)     (1.63)     (1.03)     (2.20)          --
      ----    ----      -----      ----    ------    -----           -----      -----      -----       -----        ----
    $16.48  $14.21     $13.59    $10.65    $11.18    $9.95          $18.24     $20.90     $20.65      $16.66     $ 16.49
    ======  ======     ======    ======    ======    =====          ======     ======     ======      ======     =======

      19.3%    6.3%      27.6%    (4.0%)     12.4%    (0.5%)         (12.0%)      9.3%      31.6%       16.8%      (2.3%)
      ====     ===       ====     ====       ====     ====           =====        ===       ====        ====       =====

   $12,653 $13,492     $6,214    $3,073    $3,125   $1,370         $57,193    $49,592    $14,626        $334         $48
   ======= =======     ======    ======    ======   ======         =======    =======    =======        ====         ===

      2.89%   2.70%      3.34%(v)  3.18%     3.82%(v) 5.62%(v)        1.95%      2.04%      2.16%      2.53%        2.77%
      ====    ====       ====      ====      ====     ====            ====       ====       ====       ====         ====

       .04%    .47%     (.13%)     (.41%)    (.97%)  (3.07%)          1.40%       .99%       .38%        .23%       (.84%)
       ===     ===      ====       ====      ====    =====            ====        ===        ===         ===        ====

    109.26%  85.51%     84.06%    84.88%   115.17%   17.07%          74.15%     63.50%    126.01%      93.23%     109.26%
    ======   =====      =====     =====    ======    =====           =====      =====     ======       =====      ======



(iv) Amount was computed based on average shares outstanding during the period.

(v) Amounts have been reduced by 0.24%, 0.75% and 0.75% for the periods ended October 31, 1995, 1993 and 1992, respectively, due to expense reimbursements made pursuant to applicable state expense limits.

ALGER CAPITAL APPRECIATION PORTFOLIO (i)(vii)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           CLASS A(ii)                                               CLASS B
                                           ---------------------------------------------------------------   --------------------
                                                                                              TEN MONTHS
                                                                                                 ENDED
                                                     YEAR ENDED OCTOBER 31,                    OCTOBER 31,
----------------------------------------------------------------------------------------------------------   --------------------
                                             2001         2000           1999          1998     1997(v)      2001
                                            ------       ------         ------        ------    -------      ------
Net asset value, beginning of period        $13.54      $ 13.57         $ 9.03        $8.72       $7.20      $13.09
                                            ------       ------         ------         -----      -----      ------
Net investment income (loss)                  (.05)(iii)   (.11)(iii)     (.12)(iii)   (.05)(iii)  (.03)       (.12)(iii)
Net realized and unrealized gain (loss)
  on investments                             (4.80)        2.01           5.50          .90        1.55       (4.61)
                                            ------       ------         ------         -----      -----      ------
Total from investment operations             (4.85)        1.90           5.38          .85        1.52       (4.73)
Distributions from net realized gains         (.48)       (1.93)          (.84)        (.54)         --        (.48)
                                            ------       ------         ------         -----      -----      ------
Net asset value, end of period               $8.21       $13.54         $13.57        $9.03       $8.72       $7.88
                                            ======       ======         ======        =====       =====      ======
Total Return (iv)                            (36.8%)       12.6%          63.9%        10.7%       21.2%      (37.2%)
                                            ======       ======         ======        =====       =====      ======
Ratios and Supplemental Data:
 Net assets, end of period
   (000's omitted)                        $179,365     $366,296        $147,929      $54,415     $15,572    $572,068
                                          ========    =========        ========      =======     =======    ========
 Ratio of expenses excluding interest
  to average net assets                       1.40%        1.36%          1.38%        1.42%       1.45%       2.15%
                                            ======       ======         ======        =====       =====      ======
 Ratio of expenses including interest
  to average net assets                       1.40%        1.36%          1.44%        1.49%       1.53%       2.15%
                                            ======       ======         ======        =====       =====      ======
 Ratio of net investment income (loss)
  to average net assets                       (.46%)       (.66%)         (.98%)       (.67%)      (.85%)     (1.20%)
                                            ======       ======         ======        =====       =====      ======
 Portfolio Turnover Rate                    102.58%      132.37%        186.93%      184.07%     157.63%     102.58%
                                            ======       ======         ======        =====       =====      ======
 Amount of debt outstanding at end
  of period                                     --           --            --            --         --           --
                                            ======       ======         ======        =====       =====      ======
 Average amount of debt outstanding
  during the period                        $174,795    $138,087     $7,758,649   $2,814,493  $2,940,097    $174,795
                                           =======     ========     ==========   ==========  ==========    ========
 Average daily number of shares
  outstanding during the period         116,640,268  97,199,509     42,330,298   29,012,853  23,217,597 116,640,268
                                        ===========  ==========     ==========   ==========  ========== ===========
 Average amount of debt per share
  during the period                             --          --           $0.18        $0.10      $0.13          --
                                            ======       ======         ======        =====       =====      ======
            CLASS B
--------------------------------
     YEAR ENDED OCTOBER 31,
--------------------------------

     2000              1999
--------------   ---------------
    $13.28         $8.90
      (.22)(iii)    (.21)(iii)

      1.96          5.43
   -------        ------
      1.74          5.22
     (1.93)         (.84)
   -------        ------
    $13.09       $ 13.28
   =======       =======
      11.6%         63.0%
   =======       =======

$1,056,831      $594,971
=========       ========
      2.11%         2.12%
      ====          ====
      2.11%         2.21%
      ====          ====
     (1.41%)       (1.77%)
     =====         =====
    132.37%       186.93%
    ======        ======

       --             --

  $138,087    $7,758,649
  ========    ==========

97,199,509    42,330,298
==========    ==========


       --          $0.18
    ======        =====

(i) Prior to March 27, 1995, the Capital Appreciation Portfolio was the Leveraged AllCap Portfolio.
(ii) Class A Shares were initially offered January 1, 1997. Class C Shares were initially offered August 1, 1997.
(iii) Amount was computed based on average shares outstanding during the year.
(iv)  Does not reflect the effect of any sales charges.


                                                                                      Class C(ii)
---------------------------------------------------------------------   ------------------------------


                                                                            Year Ended October 31,
---------------------------------------------------------------------   -------------------------------
    1998           1997         1996           1995           1994        2001          2000
    ----           ----         ----           ----           ----        ----          ----

 $     8.67     $     7.21   $     6.21     $     3.70     $     3.33    $     13.09    $   13.27
 ----------     ----------   ----------     ----------     ----------    -----------    ----------
       (.13)(iii)     (.11)        (.11)(iii)     (.16)(iii)     (.16)          (.12)(v)      (.22)(iii)


        .90           1.62         1.29           2.67           0.53          (4.62)         1.97
 ----------     ----------   ----------     ----------     ----------    -----------    ----------
        .77           1.51         1.18           2.51           0.37          (4.74)         1.75

       (.54)          (.05)        (.18)            --             --           (.48)        (1.93)
 ----------     ----------   ----------     ----------     ----------    -----------    ----------
 $     8.90     $     8.67   $     7.21     $     6.21     $     3.70    $      7.87    $    13.09
 ==========     ==========   ==========     ==========     ==========    ===========    ==========
        9.9%          21.0%        19.5%          67.6%          11.1%         (37.2%)        11.7%
 ==========     ==========   ==========     ==========     ==========    ===========    ==========


 $  242,941     $  212,895   $  150,258     $   33,640     $    2,369    $    96,451    $  180,663
 ==========     ==========   ==========     ==========     ==========    ===========    ==========



       2.19%          2.27%        2.44%          3.26%          4.13%(vi)      2.15%         2.12%
 ==========     ==========   ==========     ==========     ==========    ===========    ==========



       2.26%          2.38%        2.46%          3.54%          5.53%(vi)      2.15%         2.12%
 ==========     ==========   ==========     ==========     ==========    ===========    ==========



     (1.48%)        (1.72%)      (1.61%)        (3.02%)        (5.12%)        (1.20%)       (1.42%)
 ==========     ==========   ==========     ==========     ==========    ===========    ==========


    184.07%         157.63%      162.37%        197.65%        231.99%        102.58%       132.37%
 ==========     ==========   ==========     ==========     ==========    ===========    ==========



         --             --   $7,700,000             --     $  651,000             --            --
 ==========     ==========   ==========     ==========     ==========    ===========    ==========


 $2,814,493     $2,940,097    $ 239,966      $ 293,153     $  406,864    $   174,795     $ 138,087
 ==========     ==========   ==========     ==========     ==========    ===========    ==========


 29,012,853     23,217,597   14,556,858      1,629,810        575,028    116,640,268    97,199,509
 ==========     ==========   ==========     ==========     ==========    ===========    ==========

 $     0.10     $     0.13   $     0.02     $     0.18     $     0.71             --            --
 ==========     ==========   ==========     ==========     ==========    ===========    ==========

-----------------------------------------------
                               Three Months
                                  Ended
                               October 31,
-----------------------------------------------
    1999                 1998         1997(v)
    ----                 ----         ------

  $     8.90           $     8.67     $     9.22
  ----------           ----------     ----------


        (.22)(iii)           (.12)(iii)     (.02)


        5.43                  .89           (.53)
  ----------           ----------     ----------


        5.21                  .77           (.55)

        (.84)                (.54)            --
  ----------           ----------     ----------


  $    13.27           $     8.90     $     8.67
  ==========           ==========     ==========


        62.9%                 9.9%          (6.0%)
  ==========           ==========     ==========




  $   43,789           $    2,967     $      631
  ==========           ==========     ==========



        2.12%                2.18%          2.18%
  ==========            ==========     ==========



        2.21%                2.25%          2.25%
  ==========           ==========     ==========



       (1.80%)              (1.46%)        (1.80%)
  ==========           ==========     ==========


       186.93%             184.07%        157.63%
  ==========           ==========     ==========



          --                  --             --
  ==========           ==========     ==========


  $7,758,649           $2,814,493     $2,940,097
  ==========           ==========     ==========


  42,330,298           29,012,853     23,217,597
  ==========           ==========     ==========

  $     0.18           $     0.10     $     0.13
  ==========           ==========     ==========


  (v) Ratios have been annualized; total return has not been annualized.
 (vi) Amount has been reduced by 0.85% due to expense reimbursements made pursuant to applicable state expense limits.
(vii) Per share data has been adjusted to reflect the effect of a 3-for-1 stock split which occurred on January 8, 1999.

ALGER MONEY MARKET PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                         Year Ended October 31,
-------------------------------------------------------------------------------------------------------------------------------
                                            2001      2000       1999        1998       1997      1996        1995      1994
                                            ----      ----       ----        ----       ----      ----        ----      ----
Net asset value, beginning of period     $ 1.0000   $ 1.0000   $ 1.0000    $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                         --------   --------   --------    --------   --------   --------   --------   --------

Net investment income                       .0387      .0527      .0423       .0476      .0479      .0521      .0573      .0374
Dividends from net investment income       (0.387)    (.0527)    (.0423)     (.0476)    (.0479)    (.0521)    (.0573)    (.0374)
                                         --------   --------   --------    --------   --------   --------   --------   --------
Net asset value, end of period           $ 1.0000   $ 1.0000   $ 1.0000    $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                                         ========   ========   ========    ========   ========   ========   ========   ========
Total Return                                 3.9%       5.4%       4.3%        4.9%       4.9%       5.3%       5.9%       3.8%
                                         ========   ========   ========    ========   ========   ========   ========   ========

Ratios and Supplemental Data:
 Net assets, end of period
   (000's omitted)                       $402,515   $233,526   $241,310    $172,862   $179,407   $285,702   $185,822   $163,170
                                         ========   ========   ========    ========   ========   ========   ========   ========
 Ratio of expenses to average net assets     .71%       .78%       .72%        .76%       .81%       .41%       .29%       .27%
                                         ========   ========   ========    ========   ========   ========   ========   ========
 Decrease reflected in above expense
  ratios due to expense reimbursements
  and management fee waivers                   --         --         --          --         --       .38%       .50%       .50%
                                         ========   ========   ========    ========   ========   ========   ========   ========
 Ratio of net investment income
  to average net assets                     3.88%      5.14%      4.37%       4.84%      4.76%      5.18%      5.73%      3.78%
                                         ========   ========   ========    ========   ========   ========   ========   ========

--------------------
   1993      1992
   ----      ----
 $ 1.0000   $ 1.0000
 --------   --------

   .0304      .0424
  (.0304)    (.0424)
--------    --------
$ 1.0000    $ 1.0000
========    ========
    3.1%        4.3%
========    ========



$126,567    $135,288
========    ========
    .41%        .25%
========    ========


    .50%        .60%
========    ========

   3.04%       4.30%
========    ========

FOR FUND INFORMATION:


By telephone:      (800) 992-3863

By mail:           The Alger Fund
                   111 Fifth Avenue
                   2nd Floor
                   New York, NY 10003

By Internet:       Text versions of Fund documents can be
                   downloaded from the following sources:
                   > The Fund: http://www.algerfund.com
                   > SEC (EDGAR data base):
                        http://www.sec.gov                                                       THE ALGER FUND


STATEMENT OF ADDITIONAL INFORMATION

For more detailed  information  about the Fund
and its policies, please read the Statement of
Additional Information,  which is incorporated
by reference  into (is legally made a part of)
this  Prospectus.  You can get a free  copy of                                                       PROSPECTUS
the  Statement of  Additional  Information  by
calling  the  Fund's  toll-free  number  or by                                                FEBRUARY 28, 2002
writing to the address above. The Statement of
Additional  Information  is on file  with  the                             ALGER SMALL CAPITALIZATION PORTFOLIO
Securities and Exchange Commission.                                               ALGER MIDCAP GROWTH PORTFOLIO
                                                                                ALGER LARGECAP GROWTH PORTFOLIO
                                                                              (formerly Alger Growth Portfolio)
                                                                                       ALGER BALANCED PORTFOLIO
                                                                           ALGER CAPITAL APPRECIATION PORTFOLIO
                                                                                   ALGER MONEY MARKET PORTFOLIO




ANNUAL AND SEMI-ANNUAL REPORTS


Additional   information   about  the   Fund's
investments  is available in the Fund's annual
and semi-annual  reports to  shareholders.  In
the  Fund's  annual  report  you  will  find a                   As with all mutual funds,  the  Securities and
discussion  of  the  market   conditions   and                   Exchange  Commission has not determined if the
investment   strategies   that   significantly                   information in this  Prospectus is accurate or
affected  the  Fund's  performance  during the                   complete, nor  has it approved or  disapproved
period covered by the report.  You can receive                   these securities.  It is a criminal offense to
free  copies of these  reports by calling  the                   represent otherwise.
Fund's  toll-free  number or by writing to the
address above.                                                   An  investment in the Fund is not a deposit of
                                                                 a bank and is not insured or guaranteed by the
Another  way  you can  review  and  copy  Fund                   Federal Deposit  Insurance  Corporation or any
documents  is by  visiting  the  SEC's  Public                   other government agency.
Reference Room in Washington,  D.C. Copies can
also be obtained,  for a  duplicating  fee, by
E-mail  request  to  publicinfo@sec.gov  or by
writing to the SEC's Public Reference Section,
Washington, DC 20549-0102.  Information on the
operation  of the  Public  Reference  Room  is
available by calling 1-202-942-8090.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED


The Alger Fund
SEC File #811-1355


AS22

                                                                  THE ALGER FUND

                                                    ALGER MONEY MARKET PORTFOLIO





                                                                      PROSPECTUS
                                                               FEBRUARY 28, 2002
                                                                         [LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------
2 ........... Risk/Return Summary: Investments, Risks & Performance

      2 ..... Investments

      2 ..... Risks

      2 ..... Performance

3 ........... Fees and Expenses
3 ........... Additional Information About the
              Portfolio's Investments
4 ........... Management and Organization
4 ........... Shareholder Information

              Purchasing and Redeeming
              Shares ........................... 5
              Investment Instructions .......... 5
              Redemption Instructions .......... 7

8 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]


RISK/RETURN SUMMARY: INVESTMENTS,
RISKS & PERFORMANCE


INVESTMENTS: THE ALGER FUND - ALGER
MONEY MARKET PORTFOLIO


GOAL

THE ALGER MONEY MARKET PORTFOLIO SEEKS TO EARN HIGH CURRENT INCOME CONSISTENT WITH PRESERVING PRINCIPAL AND LIQUIDITY.


APPROACH

It invests in money market securities which are rated within the 2 highest credit categories at the time of purchase. These money market securities include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers acceptances and corporate bonds having less than 397 days remaining until maturity.

[GRAPHIC OMITTED

RISKS
The main risks of investing in the portfolio are:

o while the portfolio seeks to maintain a price of $1.00 per share, an investment in the portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency, so it is possible to lose money by investing in the portfolio

o    an investment in the portfolio may not keep pace with inflation

o normally, the portfolio will invest a substantial portion of its assets in U.S. Government securities in the interest of maintaining a stable net asset value; this policy may result in a lower yield for the portfolio.

The portfolio may appeal to investors who seek maximum liquidity and capital preservation together with current income.

[GRAPHIC OMITTED]

PERFORMANCE
The following bar chart and the table beneath it give you some indication of the risks of investing in the portfolio by showing changes in the portfolio's performance from year to year and by showing the portfolio's average annual returns for the indicated periods. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

ALGER MONEY MARKET PORTFOLIO




Annual Total Return as of December 31 each year (%)

[The following represents a bar chart in the printed report.]


3.92    3.05    4.20    5.94    5.16    4.92    4.78    4.42    5.57    3.13
92      93      94      95      96      97      98      99      00      01

Best Quarter:     Q2 1995     1.49%
Worst Quarter:    Q4 2001     0.35%

Average Annual Total Return as of December 31, 2001

                                                             Since
                         1 Year     5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Money Market (Inception  3.13%       4.56%       4.50%        5.77%
11/11/86)

Seven-day yield ended December 31, 2001: 1.07%. For the portfolio's current 7-day yield, telephone (800) 992-3863 toll-free.


[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold shares of the portfolio.


                                                                                ANNUAL FUND OPERATING
                               SHAREHOLDER FEES                                 EXPENSES
                              (fees paid directly                               (expenses that are deducted
                              from your investment)                             from Fund assets)
                   ---------------------------------------------  --------------------------------------------------------------
                    Maximum sales       Maximum  deferred
                    charge (load) on    sales charge  (load)                                                         TOTAL ANNUAL
                    purchases as        as a % of purchase price                                                     FUND
                    a % of purchase     or redemption proceeds,   Management        Distribution        Other        OPERATING
                    price               whichever is lower          Fees            (12b-1)Fees        Expenses      EXPENSES
--------------------------------------------------------------------------------------------------------------------------------

ALGER MONEY         None                None                        .50%            None               .21%           .71%
MARKET PORTFOLIO


EXAMPLE
The following example, which reflects the shareholder fees and operating expenses listed previously, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses regardless of whether you redeemed your shares at the end of the period:

                    1 Year  3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

  ALGER MONEY        $73     $227       $395      $883
  MARKET PORTFOLIO


ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The securities that the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
2nd Floor
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager makes investment decisions for the portfolio and continuously reviews and administers its investment program. These management responsibilities are subject to the supervision of the Fund's Board of Trustees. The Fund has had the same Manager since inception, and the portfolio pays the Manager fees at an annual rate based on a percentage of average daily net assets of .50%.

PORTFOLIO MANAGERS
Fred M. Alger, III is the chief market strategist for all portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Allison Barbi, CFA, is the individual responsible for the day-to-day management of the portfolio's investments. Ms. Barbi has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at Nationsbank Montgomery Securities, LLC from 1990 until 1998, and a private investor since 1998.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share of the portfolio is its "net asset value", or NAV. The NAV for the portfolio is calculated as of 12:00 noon on each day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The assets of the portfolio are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions by the portfolio, which normally consist solely of net investment income, are declared daily and paid monthly.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, upon receipt that payment will be reinvested in the porfolio's shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the portfolio, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

NAV (NET ASSET VALUE) IS COMPUTED BY ADDINING TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
           AND THEN DIVIDING THE RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES.

PURCHASING AND REDEEMING SHARES
You can purchase or redeem some or all of your shares on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent. Ordinarily, the Fund will issue your redemption check within 7 days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, we will not issue payment for redemption requests against those funds for up to 15 days. The Transfer Agent or Fund may reject any purchase order.

Unless your portfolio account is a Fund-sponsored tax-deferred retirement plan, if it falls below $100 because of redemptions, the Fund may send you written notice providing 60 days to restore it to the minimum balance. After 60 days, the Fund may close your account and redeem all of your shares if your account remains below the minimum.

Different ways to purchase and redeem are listed below and on the next page. For telephone transactions, the Fund and Transfer Agent have reasonable procedures in place to determine that the instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


  MINIMUM INVESTMENTS

                             Initial        Subsequent
                            Investment      Investment
--------------------------------------------------------------------------------
  Regular account            $500                $25
  Traditional IRA              $0                $25
  Roth IRA                     $0                $25
  Education IRA                $0                $25
  SIMPLE IRA                   $0                $25
  Keogh                        $0                $25
  401(k)                       $0                $25
  403(b)                       $0                $25
  Automatic Investment        $25                $25



 INVESTMENT INSTRUCTIONS
 TO OPEN AN ACCOUNT:
 BY MAIL:
--------------------------------------------------------------------------------
(make  checks  payable to The Alger Fund)

Mail your completed application and check to:

      Alger Shareholder Services, Inc.
      30 Montgomery Street
      Jersey City, NJ 07302

 BY FED WIRE:
--------------------------------------------------------------------------------

Have your bank wire funds to State Street Bank & Trust Company. Contact Alger Shareholder Services at (800) 992-3863 for details.

Forward the completed New Account Application to Alger Shareholder Services stating that the account was established by wire transfer and the date and amount of the transfer.

CONTACT:
--------------------------------------------------------------------------------

CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

 AUTOMATICALLY:
--------------------------------------------------------------------------------

Complete the Automatic Investment option on your account application. Minimum automatic investment is $25.

VIA OUR WEBSITE:
--------------------------------------------------------------------------------

Visit The Alger Fund website to download a New Account Application - www.algerfund.com

Mail the completed application with your investment to Alger Shareholder Services, Inc.

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:
BY MAIL:
--------------------------------------------------------------------------------

 Complete and return the Invest by Mail slip attached to your Alger Fund Statement and return slip with your investment to:
      Alger Shareholder Services, Inc.
      30 Montgomery Street
      Jersey City, NJ 07302

 BY TELEPHONE OR FED WIRE:
--------------------------------------------------------------------------------

TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account normally within one business day.

Wire - Have your bank wire funds to State Street Bank & Trust Company. Contact Alger Shareholder Services for details.

                                             *NOT AVAILABLE FOR RETIREMENT PLANS
 CONTACT:
--------------------------------------------------------------------------------

CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

 AUTOMATICALLY:
--------------------------------------------------------------------------------

 THE ALGER FUND AUTOMATIC INVESTMENT PLAN allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact The Alger Fund to receive an Additional Services Form. Minimum automatic investment is $25.

 GOVERNMENT DIRECT DEPOSIT* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and PAYROLL SAVINGS PLAN* allows you to arrange direct deposit of a portion of your payroll directly to your Alger Fund Account. Call for a Payroll Savings Plan Form.

                                             *NOT AVAILABLE FOR RETIREMENT PLANS
 VIA OUR WEBSITE:
--------------------------------------------------------------------------------

Visit The Alger Fund website to download all forms to add services to your account - www.algerfund.com

Mail your completed forms to Alger Shareholder Services, Inc. In addition, you can perform certain transactions electronically, via our website.

EXCHANGES

You can exchange shares of the portfolio for shares of any other portfolio of the Fund or for shares of Spectra Fund, another fund advised by the Manager, subject to certain restrictions.Sales charges will apply in certain exchanges from the portfolio. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. For more information, call the Fund toll-free at (800) 992-3863 or consult the Statement of Additional Information (see back cover). Call for a prospectus and read it before you exchange your shares.

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

Although the portfolio seeks to maintain a price of $1.00 per share, shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

TO REDEEM SHARES OF THE PORTFOLIO:
BY MAIL:
--------------------------------------------------------------------------------

Send a letter of instruction to Alger Shareholder Services, Inc. which includes

    - account number
    - portfolio name
    - number of shares or dollar amount of redemption
    - where to send the proceeds
    - signature(s) of registered owner(s)
    - a signature guarantee if
         -- your redemption is for more than $25,000; or -- you want the check sent to a different address than the one we have on file;  or
        -- you want the check to be made payable to someone other than the registered owners we have on file; or
        --  you have changed your address on file within the past 60 days.

BY TELEPHONE*:
--------------------------------------------------------------------------------

CALL (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for amounts up to $5,000. You can choose to receive a check or a wire for amounts over $5,000. Note, you cannot request a check if you have changed your address on file within the past 60 days.

TELEREDEMPTION allows you to redeem shares by telephone by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within 2 business days. Shares issued in certificate form are not eligible for this service.

                                             *NOT AVAILABLE FOR RETIREMENT PLANS

BY CHECK REDEMPTION PRIVILEGE:
--------------------------------------------------------------------------------

YOU MAY REDEEM shares in your portfolio account by writing a check for at least $500. Dividends are earned until the check clears. If you mark the appropriate box on the New Account Application and sign the signature card, the Fund will send you redemption checks. There is no charge for this privilege.

CONTACT:
--------------------------------------------------------------------------------

CALL OR VISIT your broker-dealer, investment adviser, or bank or other financial institution.

AUTOMATICALLY:
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE:
--------------------------------------------------------------------------------

Visit The Alger Fund website to download all forms to add redemption privileges to your existing account - www.algerfund.com

Mail your completed forms to Alger Shareholder Services, Inc. In addition, you can perform certain transactions electronically, via our website.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.


ALGER MONEY MARKET PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                                                               Year Ended October 31,

---------------------------------------------------------------------------------------------------------------------------------
                                               2001       2000      1999       1998       1997      1996       1995      1994
                                               ----       ----      ----       ----       ----      ----       ----      ----
Net asset value, beginning of period       $ 1.0000    $ 1.0000  $ 1.0000   $ 1.0000    $ 1.0000  $ 1.0000  $ 1.0000   $ 1.0000
                                           --------    --------  --------   --------   --------  --------  --------   --------
Net investment income                         .0387       .0527     .0423      .0476       .0479     .0521     .0573      .0374
Dividends from net investment income         (0.387)     (.0527)   (.0423)    (.0476)     (.0479)   (.0521)   (.0573)    (.0374)
                                           --------     --------  --------   --------   --------  --------  --------   --------
Net asset value, end of period            $ 1.0000     $ 1.0000  $ 1.0000   $ 1.0000    $ 1.0000  $ 1.0000  $ 1.0000   $ 1.0000
                                          ========     ========   ========   ========   ========  ========  ========   ========
Total Return                                   3.9%         5.4%      4.3%       4.9%        4.9%      5.3%      5.9%       3.8%
                                          ========     ========   ========   ========   ========  ========  ========   ========
Ratios and Supplemental Data:
 Net assets, end of period
   (000's omitted)                        $402,515     $233,526  $241,310   $172,862    $179,407  $285,702  $185,822   $163,170
                                          ========     ========  ========   ========    ========  ========  ========   ========
 Ratio of expenses to average net assets       .71%         .78%      .72%       .76%        .81%      .41%      .29%       .27%
                                          ========     ========  ========   ========    ========  ========  ========   ========
 Decrease reflected in above expense
  ratios due to expense reimbursements
  and management fee waivers                    --           --        --         --          --       .38%      .50%       .50%
                                          ========     ========  ========   ========    ========  ========  ========   ========
 Ratio of net investment income
  to average net assets                       3.88%        5.14%     4.37%      4.84%       4.76%     5.18%     5.73%      3.78%
                                          ========     ========  ========   ========    ========  ========  ========   ========

-------------------------
     1993       1992
     ----       ----
 $ 1.0000   $  1.0000
 --------    --------
    .0304       .0424
   (.0304)     (.0424)
 --------    --------
 $ 1.0000   $  1.0000
 ========    ========
      3.1%       4.3%
 ========    ========

 $126,567    $135,288
 ========    ========
      .41%        .25%
 ========    ========

      .50%        .60%
 ========    ========

     3.04%        4.30%
 ========    ========

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        The Alger Fund
                111 Fifth Avenue
                2nd Floor
                New York, NY 10003

By Internet:    Text versions of Fund documents can be
                downloaded from the following sources:
                > The Fund: http://www.algerfund.com
                > SEC (EDGAR data base): http://www.sec.gov



STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, D.C. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

The Alger Fund
SEC File #811-1355

MM22

                                                                  THE ALGER FUND


                                                    ALGER MONEY MARKET PORTFOLIO



                                                                      PROSPECTUS

                                                               FEBRUARY 28, 2002

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bak and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

STATEMENT OF                                                   FEBRUARY 28, 2002
ADDITIONAL INFORMATION
----------------------


                                 THE ALGER FUND

================================================================================

     The Alger Fund (the "Fund") is a registered investment company--a mutual fund--that presently offers interests in the following six portfolios (the "Portfolios"):

                     * Alger Money Market Portfolio
                     * Alger Balanced Portfolio
                     * Alger LargeCap Growth Portfolio
                     * Alger MidCap Growth Portfolio
                     * Alger Small Capitalization Portfolio
                     * Alger Capital Appreciation Portfolio

     With the exception of the Alger Money Market Portfolio, each Portfolio offers three classes of shares, each with a different combination of sales charges, ongoing fees and other features.

     The Fund's financial statements for the year ended October 31, 2001 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

     This Statement of Additional Information is not a Prospectus. This document contains additional information about The Alger Fund and supplements information in the Prospectuses dated February 28, 2002. It should be read together with the Prospectus which may be obtained free of charge by writing the Fund at 111 Fifth Avenue, 2nd Floor, New York, NY 10003 or calling (800) 992-3863.


                                    CONTENTS

The Portfolios ............................................................    2
Investment Strategies and Policies ........................................    3
Net Asset Value ...........................................................   11
Classes of Shares .........................................................   12
Purchases .................................................................   13
Redemptions ...............................................................   16
Exchanges and Conversions .................................................   19
Management ................................................................   22
Code of Ethics ............................................................   25
Taxes .....................................................................   26
Dividends .................................................................   27
Custodian and Transfer Agent ..............................................   27
Certain Shareholders ......................................................   27
Organization ..............................................................   28
Determination of Performance ..............................................   29
Appendix ..................................................................  A-1

                                     [LOGO]

THE PORTFOLIOS

ALGER MONEY MARKET PORTFOLIO

The Portfolio may invest in "money market" instruments, including certificates of deposit, time deposits and bankers' acceptances; U.S. Government securities; corporate bonds having less than 397 days remaining to maturity; and commercial paper, including variable rate master demand notes. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements.

The Portfolio will invest at least 95% of its total assets in money market securities which are rated within the highest credit category assigned by at least two established rating agencies (or one rating agency if the security is rated by only one) and will only invest in money market securities rated at the time of purchase within the two highest credit categories or, if not rated, of equivalent investment quality as determined by Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager. Alger Management subjects all securities eligible for investment to its own credit analysis and considers all securities purchased by the Portfolio to present minimal credit risks. Normally, the Portfolio will invest a substantial portion of its assets in U.S. Government securities.

The Portfolio has a policy of maintaining a stable net asset value of $1.00. This policy has been maintained since its inception; however, the $1.00 price is not guaranteed or insured, nor is its yield fixed. The Portfolio generally purchases securities which mature in 13 months or less. The average maturity of the Portfolio will not be greater than 90 days.

The Portfolio's minimum initial and subsequent investments may be waived under certain circumstances.

ALGER SMALL CAPITALIZATION PORTFOLIO

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 20% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER MIDCAP GROWTH PORTFOLIO

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 20% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER LARGECAP GROWTH PORTFOLIO  (FORMERLY ALGER GROWTH  PORTFOLIO)

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization--present market value per share multiplied by the total number of shares outstanding--of $10 billion or greater. Accordingly, the Portfolio may invest up to 20% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $10 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER BALANCED PORTFOLIO

The Portfolio intends to invest based on combined considerations of risk, income, capital appreciation and protection of capital value. Normally, it will invest in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. Except during temporary defensive periods, the Portfolio will maintain at least 25% of its net assets in fixed income securities. With respect to debt securities, the Portfolio will invest only in instruments which are rated in one of the four highest rating categories by any established rating agency, or if not rated, which are determined by Alger Management to be of comparable quality to instruments so rated.

The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER CAPITAL APPRECIATION PORTFOLIO

Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size.

The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money (leverage) for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities.

IN GENERAL

Alger Small Capitalization Portfolio, Alger MidCap Growth Portfolio, Alger LargeCap Growth Portfolio, Alger Capital Appreciation Portfolio, and the equity portion of Alger Balanced Portfolio seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Portfolios the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of net assets, in the case of Alger Balanced Portfolio) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

There is no guarantee that any Portfolio's objectives will be achieved.

INVESTMENT STRATEGIES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The Prospectuses discuss the investment objectives of the Portfolios and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

U.S. GOVERNMENT OBLIGATIONS

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

BANK OBLIGATIONS

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation; and
(iii) in the case of foreign banks, the security is, in the opinion of Alger Management, the Fund's investment manager, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS

Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible estab-lishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

VARIABLE RATE MASTER DEMAND NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE AGREEMENTS

Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the credit worthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS (ALGER MONEY MARKET PORTFOLIO AND ALGER BALANCED PORTFOLIO)

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Portfolio would assume the role of seller/borrower in the transaction. Each Portfolio will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Portfolios will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the "Act"), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Portfolio will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

WARRANTS AND RIGHTS

Each Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

RESTRICTED SECURITIES

Each Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.

SHORT SALES

Each Portfolio other than Alger Money Market Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF PORTFOLIO SECURITIES

Each Portfolio may lend securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. A Portfolio bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES

Each Portfolio other than Alger Money Market Portfolio may invest up to 20% of the value of its total assets in foreign securities. For the purpose of this definition, foreign securities does not include American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corpora-
tions. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

OPTIONS (ALGER CAPITAL APPRECIATION PORTFOLIO)

The Alger Capital Appreciation Portfolio may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements, although it does not currently intend to rely on these strategies extensively, if at all.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

The Portfolio will not sell options that are not covered. A call option written by the Portfolio on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is "covered" if the Portfolio maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Portfolio so desires.

The Portfolio would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio would realize a loss from a closing transaction if the price of the transaction were less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Portfolio, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio is obligated, in return for the premium received, to make delivery of this amount. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Portfolio in put and call options, there can be no assurance that the Portfolio will succeed in any option trading program it undertakes.

STOCK  INDEX  FUTURES  AND  OPTIONS  ON  STOCK  INDEX  FUTURES   (ALGER  CAPITAL
APPRECIATION PORTFOLIO)

If the Portfolio utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities. The Portfolio has not invested in index futures in the past.

If the Portfolio uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Portfolio would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which were the subject of the hedge. In addition, any purchase by the Portfolio of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Portfolio's use, if any, of stock index futures and options thereon will in all cases be consistent with applic-able regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

BORROWING (ALGER CAPITAL APPRECIATION PORTFOLIO)

The portfolio may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. The Portfolio may also borrow from banks for temporary or emergency purposes. The Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 13 below have been adopted by the Fund with respect to each of the Portfolios as fundamental policies, except as otherwise noted in this summary. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. The Portfolios' investment objectives are fundamental policies. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the affected Portfolio. Investment restrictions 14 through 18 may be changed by vote of a majority of the Fund's Board of Trustees at any time.

The investment policies adopted by the Fund prohibit each Portfolio, except as otherwise noted here, from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Portfolio's (other than Alger Money Market Portfolio's) total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the outstanding voting securities of any one issuer or more than 10 percent of the outstanding voting securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) all Portfolios may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) Alger Money Market Portfolio and Alger Balanced Portfolio may engage in transactions in reverse repurchase agreements; and (c) Alger Capital Appreciation Portfolio may borrow from banks for investment purposes in order to leverage (see "Borrowing" above). Whenever borrowings described in (a) exceed five percent of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Portfolio's total assets except in connection with borrowings as noted in 4(c) above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6. Issuing senior securities, except in connection with borrowings permitted under restriction 4.

7. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10. Purchasing any securities that would cause more than 25 percent of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. Government securities, and (b) there shall be no limit on the purchase by Alger Money Market Portfolio of obligations issued by bank and thrift institutions described in the Prospectus and this Statement of Additional Information.

11. Investing in commodities, except that Alger Capital Appreciation Portfolio may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5 percent of the Portfolio's total assets are invested in margin and premiums.

12. Investing more than 10 percent (15 percent in the case of Alger Capital Appreciation Portfolio) of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal or contractual restrictions on resale may be purchased by Alger Money Market Portfolio if they are determined to be liquid, and such purchases would not be subject to the 10 percent limit stated above. The Board of Trustees will in good faith determine the specific types of securities deemed to be liquid and the value of such securities held in Alger Money Market Portfolio. Alger Money Market Portfolio will not purchase time deposits maturing in more than seven calendar days and will limit to no more than 10 percent of its assets its investment in time deposits maturing in excess of two business days, together with all other illiquid securities.

13. Purchasing or selling real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

14. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that Alger Capital Appreciation Portfolio may buy and sell (write) options.

15. Investing in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

16. Making investments for the purpose of exercising control or management.

17. Investing in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Portfolio's net assets, of which not more than two percent of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

18. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund or Alger Management individually owns more than .5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

Shares of Alger LargeCap Growth Portfolio, Alger Small Capitalization Portfolio and Alger MidCap Growth Portfolio are registered for sale in Germany. As long as Alger LargeCap Growth Portfolio, Alger Small

Capitalization Portfolio and Alger MidCap GrowthPortfolio are registered in Germany, these Portfolios may not without prior approval of their shareholders:

     a. Invest in the securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

     b. Purchase or sell real estate or any interest therein, and real estate mortgage loans, except that the Portfolios may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

     c. Borrow money, except for temporary or emergency (but not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made;

     d. Pledge, hypothecate, mortgage or otherwise encumber their assets except to secure indebtedness permitted under section c.;

     e.   Purchase securities on margin or make short sales; or

     f.   Redeem their securities in kind.

These Portfolios will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such Portfolios are registered in Germany.

Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions in equity securities are in many cases effected on U. S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Portfolio's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter transactions, subject to the requirements of best price and execution. Alger Management's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolios. During the fiscal years ended October 31, 1999, 2000, and 2001, the Fund paid an aggregate of approximately $4,937,439, $5,296,991, and $6,104,818 in brokerage commissions, of which approximately $4,923,562, $5,272,907, and $6,103,255 respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2001 constituted 99% of the aggregate brokerage commissions paid by the Fund; during that year, 99% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

NET ASSET VALUE

The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) or, for Alger Money Market Portfolio, as of 12:00 noon Eastern time on each day the New York Stock Exchange ("NYSE") is open.

Purchases for Alger Money Market Portfolio will be processed at the net asset value calculated after your order is received and accepted. If your purchase is made by wire and is received by 12:00 noon Eastern time, your account will be credited and begin earning dividends on the day of receipt. If your wire purchase is received after 12:00 noon Eastern time, it will be credited and begin earning dividends the next business day. Exchanges are credited the day the request is received by mail or telephone, and begin earning dividends the next business day. If your purchase is made by check, and received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), it will be credited and begin earning dividends the next business day. Purchases for the other Portfolios will be based upon the next net asset value calculated for each class after your order is received and accepted. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Portfolios other than Alger Money Market Portfolio are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

The valuation of the securities held by Alger Money Market Portfolio, as well as money market instruments with maturities of 60 days or less held by the other Portfolios, is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

Alger Money Market Portfolio's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the SEC. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of less than 397 days, as determined in accordance with the provisions of the rule, and invest only in securities determined by Alger Management, acting under the supervision of the Fund's Board of Trustees, to be of high quality with minimal credit risks.

Pursuant to the rule, the Fund's Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, Alger Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio's holdings by the Fund's Board of Trustees, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule also provides that the extent of any deviation between the Portfolio's net asset value based on available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Fund's Board of Trustees. In the event the Fund's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Fund's Board of Trustees must cause the Portfolio to take such corrective action as the Fund's Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or paying distributions from capital or capital gains, redeeming shares in kind or establishing net asset value per share by using available market quotations.

CLASSES OF SHARES

As described in the Prospectus, the equity portfolios of the Fund have three classes of shares: Class A Shares, which are generally subject to a front-end load, Class B Shares, which are generally subject to a back-end load, and Class C Shares, which are generally subject to a front-end load and a back-end load.

CLASS A SHARES AND CLASS C SHARES

From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

CONVERSION OF CLASS B AND CLASS C SHARES

Class B Shares, and Class C Shares purchased prior to August 1, 2000, will automatically convert to Class A Shares eight and twelve years, respectively, after the end of the calendar month in which the order to purchase was accepted and will thereafter not be subject to the original Class's Rule 12b-1 fees. The conversion will be completed on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and reinvested capital gains will also be converted into Class A Shares. Because Alger Money Market Portfolio is not subject to any distribution fees, the running of the applicable conversion period is suspended for any period of time in which shares received in exchange for Class B or Class C Shares are held in that Portfolio.

The conversion of Class B Shares and Class C Shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under Federal income tax laws. The conversion of Class B and Class C Shares may be suspended if such an opinion is no longer available.

CLASS C SHARES PURCHASED AFTER AUGUST 1, 2000

Class C Shares purchased on or after August 1, 2000, are generally subject to a 1% front-end load. Furthermore, Class C Shares purchased after that date will no longer be eligible for conversion to Class A Shares after twelve years. As Class C Shares they will remain subject to the Class's annual Rule 12b-1 fee.

PURCHASES

Shares of the Portfolios are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to distribution agreements (the "Distribution Agreements"). Under the Distribution Agreements, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Fund and Fred M. Alger III, James P. Connelly, Jr., and Dan C. Chung,Trustees of the Fund, are "affiliated persons," as defined in the Act, of the Fund and of Alger Inc.

The Fund does not accept cash or cash alternatives for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Portfolios of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Portfolios of the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Portfolio's securities are valued each day. Shares of the Portfolio having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experience by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

DISTRIBUTION PLANS

As stated in the Prospectus, in connection with the distribution activities of Alger Inc. in respect of the Fund's Class B and Class C Shares, respectively, the Fund has adopted two Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act, one for each class. In each case, the Rule 12b-1 fee, sometimes described as an "asset-based sales charge," allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class B or Class C Shares of the Portfolios. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 5.00% of the amount invested in Class B Shares, and up to 1% of the amount invested in Class C Shares, to dealers from its own resources at the time of sale and pays continuing commissions after purchase to dealers selling Class C Shares. In addition, the 1% initial sales charge on Class C shares is also reallowed to dealers. For Class B Shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc.

The Class B Plan is a "reimbursement" plan under which Alger Inc. is reimbursed for its actual distribution expenses. Any contingent deferred sales charges ("CDSCs") on Class B Shares received by Alger Inc. will reduce the amount to be reimbursed under the Class B Plan. Under the Class B Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 2001, the following approximate amounts were carried forward under the Class B Plan: Alger Small Capitalization Portfolio--$15,838,000 (8.0% of net assets); Alger MidCap Growth Portfolio--$7,950,000 (1.3% of net assets); Alger LargeCap Growth Portfolio-- $20,306,000 (2.4% of net assets); Alger Balanced Portfolio--$5,341,000 (1.7% of net assets); and Alger Capital Appreciation Portfolio--$27,356,000 (3.2% of net assets).

Reimbursable distribution expenses covered under the Class B Plan may include payments made to and expenses of persons who are engaged in, or provide support services in connection with, the distribution of the class's shares, such as answering routine telephone inquiries for prospective shareholders; compensation in the form of sales concessions and continuing compensation paid to securities dealers whose customers hold shares of the class; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the class; costs involved in preparing, printing and distributing sales literature for the class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the class that the Fund deems advisable.

Historically, distribution expenses incurred by Alger Inc. have exceeded the Class B assets available for reimbursement under the Plan; it is possible that in the future the converse may be true. Distribution expenses incurred in a year in respect of Class B Shares of a Portfolio in excess of CDSCs received by Alger Inc. relating to redemptions of shares of the class during that year and .75 percent of the class's average daily net assets may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the applicable Portfolio's Class B Shares on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Portfolio's statement of operations for the year in which the amounts become accounting liabilities, which is anticipated to be the year in which these amounts are actually paid. Although the Fund's Board of Trustees may change this policy, it is currently anticipated that payments under the Plan in a year will be applied first to distribution expenses incurred in that year and then, up to the maximum amount permitted under the Plan, to previously incurred but unreimbursed expenses carried forward plus interest thereon.

The Plan for Class C Shares annually pays a flat percentage (up to .75 percent) of the class's average daily net assets to Alger Inc., regardless of whether the associated distribution expenses incurred are higher or lower than the fee. No excess distribution expense shall be carried forward to subsequent years under this Plan. Distribution services for which Alger Inc. is compensated under the Class C Plan may include, but are not limited to, organizing and conducting sales seminars, advertising programs, payment of finders' fees, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based sales charges or as payments of commissions or service fees, and the costs of administering the Plan.

Alger Inc. has acknowledged that payments under the Plans are subject to the approval of the Fund's Board of Trustees and that no Portfolio is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"). A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the Class B or Class C Shares of any Portfolio to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than thirty days' written notice to any other party to the Plan. If a Plan is terminated, or not renewed with respect to any one or more Portfolios, it may continue in effect with respect to the Class B or Class C Shares of any Portfolio as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made. During the fiscal year ended October 31, 2001, the Fund reimbursed approximately $17,684,000 to Alger Inc. as the Fund's underwriter, under the provisions of the Class B Shares' Plan. Alger Inc.'s selling expenses during that period totaled $25,741,041 which consisted of $925,332 in printing and mailing of prospectuses and other sales literature to prospective investors; $880,872 in advertising; $15,500,195 in compensation to dealers; $3,188,552 in compensation to sales personnel; $342,871 in other marketing expenses; and $4,903,219 in interest, carrying or other financing charges. If in any month, the costs incurred by Alger Inc. are in excess of the distribution expenses charged to Class B Shares of a Portfolio, the excess may be carried forward, with interest, and sought to be paid in future periods. During the fiscal year ended October 31, 2001, the Fund paid approximately $2,351,000 to Alger Inc. under the provisions of the Class C Shares' Plan.

The Fund has not adopted a  Distribution  Plan for the Money  Market  Portfolio;
however,   Alger  Inc.  or  the  Portfolio's   investment  adviser,  Fred  Alger
Management, Inc., may, from its own resources without reimburse-ment by the Fund, compensate dealers that have sold shares of the Portfolio.

SHAREHOLDER SERVICING AGREEMENT

Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Fund's Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement. During the Fund's fiscal year ended October 31, 2001, the Fund paid approximately $8,772,000 to Alger Inc. under the Shareholder Servicing Agreement.

EXPENSES OF THE FUND

Each Portfolio will bear its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class B and Class C of each Portfolio other than Alger Money Market Portfolio may pay Alger Inc. for expenses incurred in distributing shares of that class and each such Portfolio may compensate Alger Inc. for servicing shareholder accounts. Fundwide expenses not identifiable to any particular portfolio or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be paid by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

PURCHASES THROUGH PROCESSING ORGANIZATIONS

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Portfolios for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations may charge their customers a fee in connection with services offered to customers.

TELEPURCHASE PRIVILEGE

The price the shareholder will receive will be the price next computed after Alger Shareholder Services, Inc. (the "Transfer Agent") receives the investment from the shareholder's bank, which is normally one banking day. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

AUTOMATIC INVESTMENT PLAN

While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. Transfers from your bank account to a fund-sponsored retirement account are considered current-year contributions. If the fifteenth day of the month falls on a weekend or a NYSE holiday, the purchase will be made on the next business day. Class A Share purchases will remain subject to the initial sales charge.

AUTOMATIC EXCHANGE PLAN

The Fund also offers an Automatic Exchange Plan which permits you to exchange a specified amount from your Alger Money Market Portfolio account into one or more of the other Portfolios on or about the fifteenth day of the month. The minimum monthly exchange amount is $25 per Portfolio.

There is no charge to shareholders for this service. A shareholder's Automatic Exchange Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc. If the automatic exchange amount exceeds the Alger Money Market Portfolio balance, any remaining balance in Alger Money Market Portfolio will be exchanged. Shares held in certificate form are not eligible for this service. Class A and Class C Share purchases will remain subject to the front-end load.

RIGHT OF ACCUMULATION (CLASS A SHARES)

Class A Shares of the Fund may be purchased by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A Shares of the Fund then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT (CLASS A SHARES)

A Letter of Intent ("LOI") contemplating aggregate purchases of $100,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the preceding sales charge table includes purchases by "any person" (as defined above) of all Class A Shares of the Fund offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

REDEMPTIONS

The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Portfolio's investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

CHECK REDEMPTION PRIVILEGE (ALGER MONEY MARKET PORTFOLIO)

You may redeem shares in your Alger Money Market Portfolio account by writing a check for at least $500. Dividends are earned until the check clears. If you mark the appropriate box on the New Account Application and sign the signature card, the Fund will send you redemption checks. There is no charge for this privilege.

Your redemption may be reduced by any applicable CDSC (see "Contingent Deferred Sales Charge"). If your account is not adequate to cover the amount of your check and any applicable CDSC, the check will be returned marked "insufficient funds." As a result, checks should not be used to close an account. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Unless investors elect otherwise, checks drawn on jointly-owned accounts will be honored with the signature of either of the joint owners. Shareholders should be aware that use of the check redemption procedure does not give rise to a banking relationship between the shareholder and the Transfer Agent, which will be acting solely as transfer agent for the Portfolio; nor does it create a banking relationship between the shareholder and the Fund. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares from the investor's account to cover the amount of the check.

The check redemption privilege may be modified or terminated at any time by the Fund or by the Transfer Agent.

TELEPHONE REDEMPTIONS

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. If your redemption request is received before 12:00 noon Eastern time for Alger Money Market Portfolio, your redemption proceeds will generally be mailed on the next business day. Redemption requests for Portfolios other than Alger Money Market Portfolio received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Requests received after 12:00 noon Eastern time for Alger Money Market Portfolio will generally be mailed on the business day following the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 60 days of changing your address. Redemption requests made before 12:00 noon Eastern time for Alger Money Market Portfolio will not receive a dividend for that day.

The Fund, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accu-racy of telephone transactions immediately upon receipt of your confirmation statement.

REDEMPTIONS IN KIND

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment of a redemption order wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

CONTINGENT DEFERRED SALES CHARGE

No CDSC is imposed on the redemption of shares of Alger Money Market Portfolio, except that shares of the Portfolio acquired in exchange for shares of the other Portfolios will bear any CDSC that would apply to the exchanged shares.

With respect to Class B Shares, there is no initial sales charge on purchases of shares of any Portfolio, but a CDSC may be charged on certain redemptions. The CDSC is imposed on any redemption that causes the current value of your account in the Class B shares of the Portfolio to fall below the amount of purchase payments made during a six-year holding period.

Certain Class A Shares also are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the Class's initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

For purposes of the CDSC, it is assumed that the shares of the Portfolio from which the redemption is made are the shares of that Portfolio which result in the lowest charge, if any.

Redemptions of shares of each of the Portfolios are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains. Since no charge is imposed on shares purchased and retained in Alger Money Market Portfolio, you may wish to consider redeeming those shares, if any, before redeeming shares that are subject to a CDSC.

WAIVERS OF SALES CHARGES

No initial sales charge (Class A or Class C) or CDSC (Classes A, B or C) is imposed on purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by ERISA; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) on behalf of their clients by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers with which either the Fund or Alger Inc. has entered into agreements contemplating the waiver of such charges;
(8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; and (9) by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents.

Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. or Morgan Stanley Dean Witter & Co. A CDSC may apply, however, if the shares are sold within 12 months of purchase.

In addition, no initial sales charge will be imposed on purchases of Class A shares by members of a "qualified group." A qualified group is one which: (i) has been in existence for more than six months; (ii) was not organized for the purpose of buying shares of the Portfolios or making similar investments; and
(iii) satisfies uniform criteria established by Alger Inc. that result in economy of sales effort or expense, such as a criterion that purchases be made through a central administration or through a single dealer. A qualified group does not include a group whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, clients of an investment adviser or a similar connection. Shares purchased by members of a qualified group will be subject to a CDSC of 1% if redeemed within one year of purchase.

Investors purchasing Class A or Class CShares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Fund at (800) 992-3863.

CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70 l/2); (ii) required distributions from an Individual
Retirement Account ("IRA") following the attainment of age 70 l/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, following the later of retirement or attainment of age 70 l/2; and (iii) a tax-free return of an excess contribution to an IRA, and (c) systematic withdrawal payments. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

REINSTATEMENT PRIVILEGE

A shareholder who has redeemed shares in the Fund may reinvest all or part of the redemption proceeds in the Fund without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Portfolio next determined upon receipt of the proceeds and letter requesting this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinstatement privilege may be exercised only once by a shareholder. Reinstatement will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of a Portfolio with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder's shares in the Portfolio) may be made under the Withdrawal Plan by redeeming as many shares of the Portfolio as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Portfolio, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Portfolio.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Portfolio from which withdrawals will be made with Alger Shareholder Services, Inc., as agent for Withdrawal Plan members.

All  dividends  and   distributions   on  shares  in  the  Withdrawal  Plan  are
automatically reinvested at net asset value in additional shares of the Portfolio involved. For additional information regarding the Withdrawal Plan, contact the Fund.

EXCHANGES AND CONVERSIONS

IN GENERAL

Except as limited below, shareholders may exchange some or all of their shares for shares of another portfolio. However, one class of shares may not be exchanged for another class of shares. Alger Money Market Portfolio shares acquired by direct purchase may be exchanged for Classes A, B or C Shares of another portfolio; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Portfolio acquired by exchange rather than by direct purchase may be exchanged for shares of another portfolio, but only for shares of the same class as those originally exchanged for Alger Money Market Portfolio shares. Once an initial sales charge has been imposed on a purchase of Class A or Class C Shares, no additional charge is imposed in connection with their exchange. For example, a purchase of Alger Money Market Portfolio shares and subsequent exchange to Class A or Class C Shares of Alger Small Capitalization Portfolio, Alger Midcap Portfolio, Alger LargeCap Growth Portfolio, Alger Balanced Portfolio or Alger Capital
Appreciation Portfolio (each a "Charge Portfolio") would result in the imposition of an initial sales charge at the time of exchange; but if the initial purchase had been of Class A or Class C Shares in a Charge Portfolio, an exchange to the same class of shares of any other Portfolio would not result in an additional initial sales charge. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Portfolio above purchase payments made with respect to that Portfolio during the six-year holding period for Class B Shares and the one-year holding period for Class C Shares and certain Class A Shares.

For purposes of calculating the eight-year holding periods for automatic conversion of Class B Shares to Class A Shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased, provided, however, that if Class B Shares are exchanged for shares of Alger Money Market Portfolio, the period during which the Alger Money Market Portfolio shares are held will not be included in the holding period for purposes of determining eligibility for automatic conversion, and the running of the holding period will recommence only when those shares are reexchanged for shares of the original class. The same calculation method shall be used to determine the automatic conversion of Class C Shares purchased prior to August 1, 2000, and held for 12 years.

You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Portfolios of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) from Alger Money Market Portfolio to any other Portfolio will receive dividends from Alger Money Market Portfolio for the day of the exchange. Shares of Alger Money Market Portfolio received in exchange for shares of any other Portfolio will earn dividends beginning on the next business day after the exchange.

You may make up to six exchanges annually by telephone or in writing. The Fund may charge a transaction fee for each exchange, although it does not intend to do so at present. You will be notified at least 60 days in advance if the Fund decides to impose this fee. The Fund reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

FOR SHAREHOLDERS MAINTAINING AN ACTIVE ACCOUNT ON OCTOBER 17, 1992. Class B Shares acquired in an exchange are deemed to have been purchased on, and continuously held since, the date on which the shares given in exchange were purchased; thus, an exchange would not affect the running of any CDSC-related holding period. No initial sales charge or CDSC would apply to an exchange of shares of a Charge Portfolio for shares of Alger Money Market Portfolio, but redemptions of shares of that Portfolio acquired by exchange of shares from one or more of the Charge Portfolios are subject to any applicable CDSC on the same terms as the shares given in exchange. If shares of Alger Money Market Portfolio are exchanged for shares of any of the Charge Portfolios, any later redemptions of those shares would be subject to any applicable CDSC based on the period of time since the shares given in exchange were purchased.

The following example illustrates the operation of the CDSC for active accounts established prior to October 17, 1992. Assume that on the first day of year 1 an investor purchases $1,000 of shares of each of Alger Money Market Portfolio and Alger Small Capitalization Portfolio, Class B. The shareholder may at any time redeem the shares of Alger Money Market Portfolio without imposition of the charge. If in year 3 the shareholder redeems all the Class B Shares of Alger Small Capitalization Portfolio purchased in year 1, a charge of three percent of the current net asset value of those shares would be imposed on the redemption. The shareholder could redeem without imposition of the charge any of his or her shares of that Portfolio that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of Class B Shares not exceeding any increase in the net asset value of the $1,000 of shares originally purchased. The shareholder could also at any time exchange the Class B Shares of Alger Small Capitalization Portfolio for Class B Shares of any other Portfolio without imposition of the charge. If those shares were later redeemed, however, the redemption would be subject to the charge based on the current net asset value of the shares and the period of time since the original purchase payment was made (with adjustments for partial exchanges and redemptions and any accretions in the shareholder's account by reason of increases in net asset value and reinvestment of dividends and capital gains distributions). If the foregoing exchange were made by the shareholder for additional shares of Alger Money Market Portfolio, any subsequent redemption of shares of that Portfolio would be deemed to have been made first from the $1,000 of shares of Alger Money Market Portfolio originally purchased in year 1, which are not subject to the charge, and then from the shares acquired in the exchange, which are subject to the charge. If, instead, the shareholder exchanged the shares of Alger Money Market Portfolio originally purchased in year 1 for additional Class B Shares of Alger Small Capitalization Portfolio (or of the other Charge Portfolios) any later redemption of those shares would be subject to the charge in accordance with the foregoing rules based on the period of time since the original purchase payment was made. Thus, the period of time shares were held in Alger Money Market Portfolio would be counted toward the six-year holding period.

FOR NEW SHAREHOLDERS OPENING AN ACCOUNT AFTER OCTOBER 17, 1992. Effective October 17, 1992, new shareholders of the Fund are subject to the following terms and conditions regarding the exchange of shares of the Fund's Portfolios. A CDSC, if any, is assessed on redemptions of Class B and Class C Shares and certain Class A Shares of the Charge Portfolios and of shares of Alger Money Market Portfolio that have been acquired in exchange for shares of a Charge Portfolio, based solely on the period of time the shares are retained in the Charge Portfolio. Thus, the period of time shares are held in Alger Money Market Portfolio will not be counted towards the holding period described above in the calculation of a CDSC.

The following examples illustrate the operation of the CDSC for accounts opened after October 17, 1992: (1) An investor purchases Class B Shares of Alger Small Capitalization Portfolio on the first day of year 1 and exchanges those shares for shares of Alger Money Market Portfolio in year 2. No charge is assessed at the time of the exchange. If in year 4 the shareholder redeems all the shares, a charge of four percent of the current net asset value of those shares would be imposed on the redemption based on the period of time the shares were retained in Class B of the Alger Small Capitalization Portfolio. The time period during which the shares of Alger Money Market Portfolio are held is not included when the amount of the charge is calculated. The shareholder could redeem without imposition of the charge any of his shares that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of shares not exceeding any increase in the net asset value of the original purchase. (2) An investor purchases shares of Alger Money Market Portfolio on the first day of year 1 and exchanges those shares for Class B Shares of Alger Small Capitalization Portfolio on the first day of year 2. No charge is assessed at the time of the exchange. If in year 4 the shareholder redeems all the shares, a charge of three percent of the current net asset value of those shares would be imposed on the redemption based on the period of time the shares were retained in Class B of Alger Small Capitalization Portfolio. The time period during which the shares of Alger Money Market Portfolio are held is not included when the amount of the charge is calculated. The shareholder could redeem without imposition of the charge any of his or her shares that were purchased through reinvestment of dividends and capital gains distributions as well as an amount of shares not exceeding any increase in the net asset value of the original purchase.

CERTAIN ALGER MONEY MARKET PORTFOLIO SHARES

Shares of Alger Money Market Portfolio that have been acquired in exchange for shares of Spectra Fund (a mutual fund managed by Alger Management), together with Alger Money Market Portfolio shares acquired through reinvestment of dividends on such shares, may be exchanged for Spectra Fund shares. These exchanges will be effected at the respective net asset values of Spectra Fund and Alger Money Market Portfolio next determined after the exchange request is accepted, with no sales charge or transaction fee imposed. For more information about such exchanges, please call (800) 992-3863. The Alger Fund reserves the right to terminate or modify this exchange privilege upon notice to shareholders.

CERTAIN 401(K) PLANS

Alger Inc. has entered into an agreement with Merrill Lynch Group Employees Services ("Merrill Lynch") pursuant to which Merrill Lynch will make Class A Shares of the Portfolios available to participants in certain 401(k) plans (each a "Plan") at net asset value with no CDSC if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") each of which is made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert (by means of a CDSC-free redemption/purchase at net asset value) to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

Also under the agreement, Class B Shares of the Portfolios are to be made available to Plan participants at net asset value with no CDSC if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets invested in broker-dealer funds not advised or managed by MLAM each of which is made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Fund convert (by means of a CDSC-free redemption/purchase at net asset value) to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion.

MANAGEMENT



TRUSTEES AND OFFICERS OF THE FUND

The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Committee, which met once during the Fund's last fiscal year, are Lester L. Colbert, Jr., Stephen E. O'Neil and B. Joseph White.

Information about the Trustees and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the four other registered investment companies managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or re-signation, or until his successor is duly elected; each officer's term of office is one year. The address of Messrs. Alger and Chung is 111 Fifth Avenue, Second Floor, New York, NY 10003; that of Ms. Sanders and Messrs. Connelly, Duch and Blum is 30 Montgomery Street, Jersey City, NJ 07302.



                                                                                                                   NUMBER OF
                                                                                                                   PORTFOLIOS
                                                                                                                  IN THE ALGER
                                                                                                                  FUND COMPLEX
                                                                                                  TRUSTEE          WHICH ARE
  NAME, AGE, POSITION WITH                                                                         AND/OR           OVERSEEN
    THE FUND AND ADDRESS                  PRINCIPAL OCCUPATIONS                                 OFFICER SINCE      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------

Fred M. Alger III (67)        Chairman of the Board and President of Alger Associates, Inc.         1986              20
   Chairman of the Board      ("Associates"), Fred Alger & Company, Incorporated ("Alger
   and President              Inc."), Alger Management, Alger Properties, Inc. ("Properties"),
                              Alger Shareholder Services, Inc. ("Services"), Alger Life
                              Insurance Agency, Inc. ("Agency"), Fred Alger International
                              Advisory S.A. ("International"), and the five funds in the
                              Alger Fund Complex; Chairman of the Boards of Alger SICAV
                              ("SICAV") and Analysts Resources, Inc. ("ARI").

James P. Connelly, Jr. (38)   Executive Vice President of Alger Inc; Vice Chairman of the           2001              14
   Vice Chairman of the       Boards of four of the five funds in the Alger Fund
   Board                      Complex; Director of International and SICAV.

Dan C. Chung (39)             Chief Investment Officer of Alger Management; Director of             2001              14
   Trustee                    Associates, Alger Management, Alger Inc., Properties,
                              Services,    Agency,    International   and   ARI;
                              Trustee/Director  of four of the five funds in the
                              Alger Fund Complex.

NON-INTERESTED TRUSTEES
-----------------------

Stephen E. O'Neil (69)        Attorney; Private investor since 1981; Director of NAHC, Inc. and     1996              20
   Trustee                    Trustee Brown Forman Corporation; Trustee/Director of the five
   200 East 66th Street       funds in 200 East 66th Street the Alger Fund Complex; formerly of
   New York, NY 10021         Counsel to the law firm of New York, NY 10021 Kohler & Barnes;
                              formerly Director of Syntro Corporation.


Charles F. Baird, Jr. (48)    Managing Partner of North Castle Partners, a private equity           2000              14
   Trustee                    securities Group; Chairman of Equinox, Leiner Health Products,
   183 East Putnam Avenue     Elizabeth Arden Day Spas, Grand Expeditions and EAS;
   Greenwich, CT 06830        Trustee/Director of four of the five funds in the Alger Fund
                              Complex. Formerly Managing Director of AEA Investors, Inc.

Roger P. Cheever (56)         Associate Dean of Development, Harvard University; Trustee/           2000              14
   Trustee                    Director of four of the five funds in the Alger Fund Complex.
   124 Mount Auburn Street    Formerly Deputy Director of the Harvard College Fund.
   Cambridge, MA 02138-5762

Lester L. Colbert, Jr. (68)   Private investor; Trustee/Director of four of the five funds in       2000              14
   Trustee                    the Alger Fund Complex. Formerly Chairman of the Board and
   551 Fifth Avenue           Chief Executive Officer of Xidex Corporation.
   Suite 3800
   New York, NY 10106

Nathan E. Saint-Amand,        Medical doctor in private practice; Co-Partner Fishers Island         1986          20
   M.D. (64)                  Partners; Member of the Board of the Manhattan Institute;
   Trustee                    Trustee/Director of the five funds in the Alger Fund Complex.
   2 East 88th Street         Formerly Co-Chairman Special Projects Committee of Memorial
   New York, NY 10128         Sloan Kettering.

B. Joseph White (54)          Interim President, University of Michigan; President,                 1999          20
   Trustee                    William Davidson Institute at the University of Michigan
   701 Tappan Street          Business School; Professor of Business Administration,
   Ann Arbor, MI 48109        University of Michigan Business School; Director, Gordon
                              Food Service;  Trustee and Chair, Audit Committee,
                              Equity Residential  Properties Trust; Director and
                              Chair,  Compensation  Committee,  Kelly  Services,
                              Inc.;  Trustee/Director  of the five  funds in the
                              Alger Fund Complex.

OFFICERS
--------

Gregory S. Duch (50)          Executive Vice President, Treasurer and Director of Alger             1989          N/A
   Treasurer                  Management, Properties and Associates; Executive Vice
                              President and Treasurer of Alger, Inc., ARI, Services and Agency;
                              Treasurer and Director of International; Treasurer of the five funds in the Alger Fund Complex. Chairman of the Board and
                              President of Alger National Trust Company ("Trust").

Dorothy G. Sanders (46)       Senior Vice President, General Counsel and Secretary of Alger         2000          N/A
   Secretary                  Inc., General Counsel and Secretary of Associates, Agency,
                              Properties,  Services,  ARI and Alger  Management;
                              Secretary of International,  and the five funds in
                              the  Alger  Fund  Complex.  Formerly  Senior  Vice
                              President, Fleet Financial Group.

Frederick A. Blum (48)        Senior Vice President of Alger Management; Assistant Treasurer        1996          N/A
   Assistant Secretary and    and Assistant Secretary of the five funds in the Alger
   Assistant Treasurer        Fund Complex. Senior Vice President and Treasurer of Trust.



Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Mr. Connelly is an interested person of the Fund because of his affiliation with Alger, Inc. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent Trustee $2,000 for each meeting he attends, to a maximum of $8,000, plus travel expenses incurred for attending the meeting.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2001. The following table provides compensation amounts paid to current independent Trustees of the Fund for the fiscal year ended October 31, 2001.

                               COMPENSATION TABLE

                                        AGGREGATE
                                      COMPENSATION
                                          FROM                 TOTAL COMPENSATION PAID TO TRUSTEES FROM
NAME OF PERSON, POSITION              THE ALGER FUND                   THE ALGER FUND COMPLEX
------------------------            ------------------         ---------------------------------------
CHARLES F. BAIRD, JR.                     $8,000                              $30,000
ROGER P. CHEEVER                          $8,000                              $30,000
LESTER L. COLBERT, JR.                    $8,000                              $30,000
STEPHEN E. O'NEIL                         $8,000                              $36,000
NATHAN E. SAINT-AMAND                     $8,000                              $36,000
B. JOSEPH WHITE                           $8,000                              $36,000

The following table shows each Trustee's beneficial ownership as of December 31, 2001, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over
$100,000.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.



                                                EQUITY SECURITIES
                                                OF EACH PORTFOLIO
                        --------------------------------------------------------------------


                                                                                                 AGGREGATE EQUITY SECURITIES
                              SMALL       MIDCAP    LARGE CAP               CAPITAL     MARKET    OF FUNDS IN ALGER  FUND
NAME OF TRUSTEE          CAPITALIZATION  GROWTH      GROWTH    BALANCED  APPRECIATION   MONEY   COMPLEX OVERSEEN BY TRUSTEE
-------------------     ---------------- -------    --------   --------  ------------   -----   ----------------------------
INTERESTED TRUSTEES
-------------------

Fred M. Alger III            A             A           E         A          A            A                  E
Dan C. Chung                 C             D           D         D          D            E                  E
James P. Connelly, Jr.       A             E           A         A          A            C                  E

NON-INTERESTED TRUSTEES
-----------------------
Charles F. Baird, Jr.        A             A           A         A          A            A                  A
Roger P. Cheever             A             A           A         A          A            A                  C
Lester L. Colbert, Jr.       A             A           C         A          A            A                  D
Stephen E. O'Neil            A             A           A         A          A            A                  A
Nathan E. Saint-Amand        A             A           A         A          A            A                  E
B. Joseph White              A             A           A         A          A            A                  B

INVESTMENT MANAGER

Alger Management serves as investment manager to each of the Portfolios pursuant to separate written agreements (the "Management Agreements").

Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Portfolios, provides administrative services, places orders to purchase and sell securities on behalf of the Portfolios and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.

Alger Management pays the salaries of all officers who are employed by it. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset values, net income and realized capital gains or losses of the Portfolios. Alger Management prepares semi-annual reports to the SEC and to shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2001, had approximately $13.62 billion under management, $7.98 billion in mutual fund accounts and $5.64 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III, who holds in excess of 25% of the outstanding voting securities of Alger Associates, Inc., may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is president and majority shareholder.

Each Management Agreement provides that if, in any fiscal year, the aggregate expenses of the Portfolio (exclusive of certain specified categories of expense) exceed the expense limitation of any state having jurisdiction over the Portfolio, Alger Management will reimburse the Portfolio for that excess expense to the extent required by state law. At the date of this Statement of Additional Information, there is no state expense limitation applicable to any Portfolio.

Each Portfolio pays Alger Management a management fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Portfolio's average daily net assets, as follows: Alger Money Market Portfolio--.50%; Alger Small Capitalization Portfolio, Alger Capital Appreciation Portfolio--.85%; Alger MidCap Growth Portfolio--.80%; Alger LargeCap Growth Portfolio (formerly Alger Growth Portfolio) and Alger Balanced Portfolio--.75%. During the fiscal years ended October 31, 1999, 2000, and 2001 Alger Management earned under the terms of the Management Agreements $1,417,000, $1,551,000, and $1,730,000, respectively, in respect of the Alger Money Market Portfolio; $4,578,000, $4,627,000, and $2,427,000, respectively, in respect of the Alger Small Capitalization Portfolio; $5,775,000, $9,539,000, and $8,021,000, respectively, in respect of the Alger LargeCap Growth Portfolio; $347,000, $1,220,000, and $2,416,000, respectively, in respect of the Alger Balanced Portfolio; $2,093,000, $4,160,000, and $5,622,000, respectively, in respect of the Alger MidCap Growth Portfolio; and $4,213,000, $12,610,000, and $9,595,000, respectively, in respect of the Alger Capital Appreciation Portfolio.

At their meeting called to consider the annual renewal of the Portfolios' Investment Management Agreements with Alger Management, the Trustees considered the nature and quality of the services provided in relation to the fees paid by the Portfolios and the other benefits received by Alger Management by virtue of its relationship with the Fund. In their deliberations, the Trustees considered materials, which they had reviewed in advance of the meeting, regarding the Portfolios' performance and expenses, including advisory fees and brokerage commissions, and Alger Management's financial condition, overall investment advisory operations, brokerage practices with respect to the Portfolios, and profits from its mutual fund operations (reflecting not only advisory fees but also receipt by an affiliate of brokerage commissions and of payments from the Portfolios' Rule 12b- 1 Plans, and by another affiliate of transfer agency fees). The Trustees had also received a memorandum discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Investment Management Agreements themselves. In considering the Management Agreements, the Trustees also drew upon prior discussions with representatives of Alger Management, at each quarterly meeting, of the Portfolios' performance and expenses and their familiarity with the personnel and resources of Alger Management and its affiliates. To consider the renewals, the non-interested Trustees met in executive session with independent counsel. In considering the nature and quality of the services provided by Alger Management in relation to its fees and other benefits received, they concluded that the overall investment performance of the Portfolios had been satisfactory in the light of market conditions and noted that the general fund administrative services also provided by Alger Management under the terms of its Management Agreements were of high quality; in this connection they noted, for example, that the Fund had consistently been rated first overall among approximately 60 fund groups by an independent company evaluating the quality of service provided by fund telephone representatives, and that the most recent regulatory inspections had produced no material adverse comments on the Fund's operations. The Trustees considered the fact that, in addition to its management fees, Alger Management benefits from its affiliate's providing most of the brokerage for the Portfolios; they concluded that, even in light of this fact and of other tangible and intangible benefits arising from Alger Management's relationship with the Portfolios, the management fees paid by the Portfolios were fair and reasonable in relation to the services rendered and that the services rendered were satisfactory.

DISTRIBUTOR

Alger Inc., the corporate parent of Alger Management, serves as the Fund's principal underwriter, or distributor, and receives payments from the Fund under the Fund's Distribution Plans (see "Purchases--Distribution Plans") and the
Shareholder Servicing Agreement (see "Purchases--Shareholder Servicing Agreement"). It also receives brokerage commissions from the Fund (see "Investment Strategies and Policies--Portfolio Transactions"). During the Fund's fiscal year ended October 31, 2001, Alger Inc. retained approximately $6,625,000 in CDSCs and $100,000 in initial sales charges.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountant for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Portfolio's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and
(b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, each Portfolio is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects each Portfolio to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Fund expects each Portfolio to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of the Portfolios will not qualify for the dividends-received deduction for corporations if the Portfolio sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Portfolio have been met. None of the dividends paid by Alger Money Market Portfolio will be eligible for the dividends-received deduction.

In general, any gain or loss on the redemption or exchange of Portfolio shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Portfolio shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of a Portfolio's net investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Portfolio.

If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Portfolio just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Portfolio shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 30 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The 30 percent backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Portfolio. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS

Each class will be treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected in writing to have all dividends and distributions paid in cash or reinvested at net asset value into another identically registered Alger Portfolio account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge. Any dividends of Alger Money Market Portfolio are declared daily and paid monthly, and any dividends of the other Portfolios are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Portfolio may have different dividend and distribution rates. Class A dividends generally will be greater than those of Classes B and Class C due to the Rule 12b-1 fees associated with Class B and Class C Shares. However, dividends paid to each class of shares in a Portfolio will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Portfolio. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian of the Fund assets pursuant to a custodian agreement under which it holds the Portfolios' assets. Alger Shareholder Services, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement Alger Shareholder Services, Inc. ("Services") processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund. Pursuant to the transfer agency agreement, Services is compensated on a per-account and, for certain transactions, a per-transaction basis. Certain record-keeping services that would otherwise be performed by Services may be performed by other entities providing similar services to their customers who invest in the Portfolios. The Fund, Services, Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

CERTAIN SHAREHOLDERS

At February 5, 2002, Merrill Lynch owned beneficially or of record 31.09% of the Alger Balanced Portfolio. This shareholder may be deemed to control the Portfolio, which may have the effect of disproportionately diminishing the voting power of other shareholders of this Portfolio.

The following table contains information regarding persons who own of record, or are known to own beneficially, five percent or more of the shares of any Portfolio. All holdings are expressed as a percentage of a Portfolio's outstanding shares as of February 5, 2002 and record and beneficial holdings are in each instance denoted as follows: record/beneficial.

ALGER SMALL CAPITALIZATION PORTFOLIO - CLASS C
Merrill  Lynch FBO                       29.01%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER LARGECAP GROWTH PORTFOLIO - CLASS A
Charles Schwab                           10.47%/+
Special Custody Acct.
101 Montgomery St.
San Francisco, CA 94104

Mellon Bank as Agent                     17.44%/+
Dreyfus Retirement
135 Santilli Highway
Everett, MA 02149

Merrill Lynch FBO                        19.73%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER LARGECAP GROWTH PORTFOLIO - CLASS B
Merrill Lynch FBO                         6.63%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER LARGECAP GROWTH PORTFOLIO - CLASS C
Merrill Lynch FBO                        25.52%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER MIDCAP GROWTH PORTFOLIO - CLASS A
Charles Schwab                           12.46%/+
Special Custody Acct.
101 Montgomery St.
San Francisco, CA 94104

Merrill Lynch FBO                        17.71%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER MIDCAP GROWTH PORTFOLIO - CLASS B
Merrill Lynch FBO                        12.38%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER MIDCAP GROWTH PORTFOLIO - CLASS C
Merrill Lynch FBO                        35.37%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER CAPITAL APPRECIATION PORTFOLIO-CLASS A
Merrill Lynch FBO                        21.82%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER CAPITAL APPRECIATION PORTFOLIO - CLASS B
Merrill Lynch FBO                        10.64%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

Reliastar Life Insurance Co.              7.38%/+
Route 3145
20 Washington Ave. South
Minneapolis,  MN 55440

ALGER CAPITAL APPRECIATION PORTFOLIO - CLASS C
Merrill Lynch FBO                        29.52%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER BALANCED PORTFOLIO - CLASS A
Merrill Lynch FBO                        48.02%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

Putnam Fiduciary Trust Co. FBO            9.73%/+
CDICorporation 401(k) Savings Plan
859 Willard St. MS-E-2-C
Attn: Trading Services
Quincy, MA 02269-9110

ALGER BALANCED PORTFOLIO - CLASS B
Merrill Lynch FBO                        24.02%/+
its  Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER BALANCED PORTFOLIO - CLASS C
Merrill Lynch FBO                        22.10%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER MONEY MARKET PORTFOLIO
Citicorp U.S.A. Inc.                      9.87%/+
One Sansone Street
San Francisco, CA 94104

+ The Fund believes that the underlying customers are the beneficial owners.


As of February 5, 2002 the Trustees and officers of the Fund, as a group, hold less than 1% of the shares of any class of any Portfolio.

ORGANIZATION

The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 20, 1986 (the "Trust Agreement"). Alger Money Market Portfolio, Alger Small Capitalization Portfolio and Alger Growth Portfolio commenced operations on November 11, 1986. On September 29, 2000, Alger Growth Portfolio was re-named Alger LargeCap GrowthPortfolio. Alger Balanced Portfolio commenced operations on June 1, 1992, Alger MidCap Growth Portfolio commenced operations on May 24, 1993 and Alger Capital Appreciation Portfolio commenced operations on November 1, 1993. Prior to March 27, 1995 Alger Capital Appreciation Portfolio was known as Alger Leveraged AllCap Portfolio. The word "Alger" in the Fund's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Fund's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager. On December 31, 1996, Class A Shares were added to all portfolios of the Fund except Alger Money Market

Portfolio. Class A shares have an initial sales charge. The previously existing shares in those portfolios, subject to a CDSC, were designated Class B Shares on that date. Class C Shares, which are subject to a CDSC, were created on August 1, 1997.

Shares of each Portfolio other than Alger Money Market Portfolio are thus divided into three classes, Class A, Class B and Class C. The classes differ in that: (a) each class has a different class designation; (b) the Class A Shares, and Class C Shares issued after August 1, 2000, are subject to initial sales charges; (c) the Class B and Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) only the Class B and Class C Shares (as described below) are subject to distribution fees under plans adopted pursuant to Rule 12b-1 under the Act (each, a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.

Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Portfolio on matters in which the interests of one class differ from those of another; see also item
(e) in the preceding paragraph. In the interest of economy and convenience, certificates representing shares of a Portfolio are physically issued only upon specific written request of a shareholder.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

DETERMINATION OF PERFORMANCE

ALGER MONEY MARKET PORTFOLIO

The Alger Money Market Portfolio's "yield" and "effective yield" are calculated according to formulas prescribed by the SEC. The Portfolio's seven-day "yield" is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Portfolio's "effective yield" is computed by compounding the unannualized base period return (calculated as above), by adding one to it, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. When Alger Money Market Portfolio includes quotations of "yield" and "effective yield" that are based on income generated by an investment in the Portfolio over a thirty-day, or one month, period, it will calculate the "yield" and "effective yield" in the manner described above except that, in annualizing the "yield" and "effective yield," the formula will be adjusted to reflect the proper period.

For the seven-day period ended October 31, 2001, the annualized yield was 1.60%, and the compounded effective yield was 1.61%.

OTHER PORTFOLIOS

The "total return" and "yield" as to each of the Classes of the Portfolios, other than Alger Money Market Portfolio, are also computed according to formulas prescribed by the SEC. These performance figures are calculated in the following manner:

A. TOTAL RETURN (before taxes)--A Class's average annual total return as described in the Prospectus is computed according to the following formula:

                                         n
                                  P (1+T) =ERV

Where:   P = a hypothetical initial payment of $1,000
         T =  average annual total return
         n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5 and 10 year periods (or fractional portion thereof);

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS--

A class's average annual total return after taxes on distributions is computed according to the following formula:

                                       n
                                 P(1+T) = ATV
                                             D

Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return (after taxes on distributions) n = number of years
      ATV  = ending value of a hypothetical  $1,000 payment made at the
        D beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION--

A class's average annual total return after taxes on distributions and redemption is computed according to the following formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

Where:   P   =  a hypothetical initial payment of $1,000
         T   =  average annual total return (after taxes on distributions)
         n   =  number of years
        ATV  =  ending value of a hypothetical  $1,000 payment made at the
           DR   beginning  of the 1-, 5-, or  10-year  periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

The average annual total returns for Classes A, B and C Shares of the Portfolios, other than Alger Money Market Portfolio, for the periods indicated below were as follows:

                                                                                    PERIOD
                                                           FIVE          TEN         FROM
                                              YEAR         YEARS        YEARS      INCEPTION
                                              ENDED        ENDED        ENDED       THROUGH
                                             10/31/01     10/31/01     10/31/01     10/31/01
                                             --------     --------     --------    ---------
Alger Small Capitalization Portfolio*
  -Class A:++
     Return Before Taxes                       -49.11%       N/A           N/A       -7.69%
     Return After Taxes on Distributions       -51.89%       N/A           N/A      -10.31%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -25.47%       N/A           N/A       -5.37%
  -Class B:
     Return Before Taxes                       -48.92%      -7.16%        3.35        9.22%
     Return After Taxes on Distributions       -51.25%     -10.44%        0.46        6.71%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -31.21%      -4.87%        2.57        7.64%
  -Class C:+++
     Return Before Taxes                       -47.93%       N/A           N/A      -11.13%
     Return After Taxes on Distributions       -50.23%       N/A           N/A      -13.96%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -23.97%       N/A           N/A       -7.78%

                                                                                    PERIOD
                                                           FIVE          TEN         FROM
                                              YEAR         YEARS        YEARS      INCEPTION
                                              ENDED        ENDED        ENDED       THROUGH
                                             10/31/01     10/31/01     10/31/01     10/31/01
                                             --------     --------     --------    ---------
Alger LargeCap Growth Portfolio*
 (formerly Alger Growth Portfolio)
  -Class A:++
     Return Before Taxes                       -30.88%       N/A          N/A        9.75%
     Return After Taxes on Distributions       -32.25%       N/A          N/A        6.86%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -17.66%       N/A          N/A        7.40%
  -Class B:
     Return Before Taxes                       -31.38%       9.84%       13.89%     13.67%
     Return After Taxes on Distributions       -31.82%       7.03%       11.03%     11.62%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -17.21%       7.65%       10.75%     11.21%
  -Class C:+++
     Return Before Taxes                       -29.38%       N/A          N/A        5.01%
     Return After Taxes on Distributions       -29.81%       N/A          N/A        2.04%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -16.00%       N/A          N/A        3.61%
Alger Balanced Portfolio**
  -Class A:++
     Return Before Taxes                       -15.54%       N/A          N/A       11.88%
     Return After Taxes on Distributions       -16.36%       N/A          N/A        9.79%
     Return After Taxes on Distributions
       and Sale of Fund Shares                  -9.73%       N/A          N/A        8.92%
  -Class B:
     Return Before Taxes                       -16.32%      11.77%        N/A       10.53%
     Return After Taxes on Distributions       -15.77%       9.87%        N/A        9.38%
     Return After Taxes on Distributions
       and Sale of Fund Shares                  -9.40%       9.03%        N/A        8.47%
  -Class C:+++
     Return Before Taxes                       -13.69%       N/A          N/A        8.79%
     Return After Taxes on Distributions       -13.12%       N/A          N/A        6.72%
     Return After Taxes on Distributions
       and Sale of Fund Shares                  -7.79%       N/A          N/A        6.37%
Alger MidCap Growth Portfolio***
  -Class A:++
     Return Before Taxes                       -25.58%       N/A          N/A       13.73%
     Return After Taxes on Distributions       -28.94%       N/A          N/A        9.55%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -14.67%       N/A          N/A        9.51%
  -Class B:
     Return Before Taxes                       -25.73%      13.93%        N/A       17.84%
     Return After Taxes on Distributions       -28.32%       9.40%        N/A       14.78%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -14.02%       8.67%        N/A       13.41%
  -Class C:+++
     Return Before Taxes                       -23.87%       N/A          N/A       11.14%
     Return After Taxes on Distributions       -26.44%       N/A          N/A        6.51%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -12.90%       N/A          N/A        7.14%
Alger Capital Appreciation Portfolio+
  -Class A:++
     Return Before Taxes                       -39.79%       N/A          N/A        8.62%
     Return After Taxes on Distributions       -40.59%       N/A          N/A        6.64%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -23.68%       N/A          N/A        6.74%

                                                                                    PERIOD
                                                           FIVE          TEN         FROM
                                              YEAR         YEARS        YEARS      INCEPTION
                                              ENDED        ENDED        ENDED       THROUGH
                                             10/31/01     10/31/01     10/31/01     10/31/01
                                             --------     --------     --------    ---------
  -Class B:
     Return Before Taxes                       -40.16%       8.44%        N/A       16.43%
     Return After Taxes on Distributions       -40.08%       6.78%        N/A       15.02%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -23.27%       6.89%        N/A       13.96%
  -Class C:+++
     Return Before Taxes                       -38.45%       N/A          N/A        3.70%
     Return After Taxes on Distributions       -38.38%       N/A          N/A        1.72%
     Return After Taxes on Distributions
       and Sale of Fund Shares                 -22.25%       N/A          N/A        2.82%

  *  Commenced  operations on November 11, 1986.
 **  Commenced  operations on June 1, 1992.
***  Commenced operations on May 24, 1993.
  +  Commenced  operations on November 1, 1993.
 ++  Initially offered January 1, 1997.
+++  Initially offered August 1, 1997.

B. YIELD--a Class's net annualized yield is computed according to the following formula:

                                       a-b      6
                           YIELD = 2[(----- + 1)  - 1]
                                       cd

Where:   a = dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

IN GENERAL

Current performance information for the Classes of the Portfolios may be obtained by calling the Fund at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance of a Class will depend upon factors such as its expenses and the types and maturities of securities held by the Portfolio.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Portfolio with that of other mutual funds with a similar investment objective. The yield of the Alger Money Market Portfolio might be compared with, for example, averages compiled by IBC/DONOGHUE'S MONEY FUND REPORT, a widely recognized, independent publication that monitors the performance of money market mutual funds. The yield of the Alger Money Market Portfolio might also be compared with the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan areas. Similarly, the performance of the other Portfolios, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, the Lehman Brothers Government/Corporate Bond Index or the S&P MidCap 400 Index. In addition, evaluations of the Portfolios published by nationally recognized ranking services or articles regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.

FINANCIAL STATEMENTS
The Fund's audited financial statements for the year ended October 31, 2001 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 992-3863.

APPENDIX

     Description of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), "Fitch" Investors Service, Inc. ("Fitch") and Duff and Phelps, Inc. ("Duff").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A-l by S&P indicates that the degree of safety reading timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

     The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-l is the highest commercial paper rating assigned by Duff. Paper rated Duff-l is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BOND AND LONG-TERM RATINGS

     Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

     Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper

APPENDIX
(continued)



medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

     Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-l are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
Second Floor
New York, New York 10003

DISTRIBUTOR:
                                                             THE ALGER FUND
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:

Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

INDEPENDENT PUBLIC ACCOUNTANTS:                                STATEMENT OF
                                                                 ADDITIONAL
Arthur Andersen LLP                                             INFORMATION
1345 Avenue of the Americas                               FEBRUARY 28, 2002
New York, New York 10105

COUNSEL:

Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176
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